SCHEDULE 14A
                                                    (RULE 14a-101)

                                        INFORMATION REQUIRED IN PROXY STATEMENT

                                               SCHEDULE 14A INFORMATION
                                    PROXY STATEMENT PURSUANT TO SECTION 14A OF
                  THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the registrant [X]

Filed by a party other than the registrant [  ]

Check the appropriate box:

[  ]     Preliminary proxy statement   [   ]  Confidential, for Use of the
                                              Commission Only
                                             (as permitted by Rule 14a-6(e)(2))

[X ]     Definitive proxy statement

[  ]     Definitive additional materials

[  ]     Soliciting material pursuant to Rule 14a-11(c) or rule 14a-12

                             Mathers Fund, Inc.
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          (Name of Registrant as Specified in Its Charter)

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       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]      No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:

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



(2) Aggregate number of securities to which transaction applies:

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(3)      Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5)      Total fee paid:

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[  ]     Fee paid previously with preliminary materials.

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[        ] Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

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(2) Form, schedule or registration statement no.:

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(3)      Filing party:

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(4)      Date filed:

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



                        MATHERS FUND, INC.
                      100 Corporate North
                          Suite 201
                        Bannockburn, IL  60015




                                                  July 30, 1999


Dear Fellow Shareholders:

We are pleased to announce that your Board of Directors, after careful deliberation, has unanimously approved a set of proposals which are the primary components of a strategic relationship with Gabelli Asset Management Inc. (Gabelli) of Rye, New York. These proposals are structured to increase the Mathers Fund's potential to generate shareholder value over the long term and strengthen its competitive position within the mutual fund industry. Gabelli is an NYSE listed, widely recognized and respected provider of investment advisory services and manager of approximately $18 billion in assets of mutual funds, closed end funds, private advisory accounts and partnerships.

This letter is a brief overview of these recommendations that, with your approval, will be implemented in the near future.

The Mathers Fund is proposed to be renamed the Gabelli Mathers Fund (Fund) and to join the Gabelli Family of Funds as a non-market correlated specialty fund. Mario J. Gabelli will join the Fund as Chairman and Henry G. Van der Eb will continue to manage the Fund from Chicago as President and Chief Executive
Officer. The Fund should benefit from access to Gabelli's proprietary "Private Market Value" equity and arbitrage research, and the historically successful Gabelli value- oriented investment philosophy. Gabelli committed to, and has subsequently made, an initial $5 million investment in the Fund.

Gabelli Funds, LLC, a subsidiary of Gabelli and investment adviser to the Gabelli Family of Funds, is proposed to become the investment adviser to the Gabelli Mathers Fund, with responsibilities to manage the Fund's investment activities and oversee the administration of its business. Gabelli's financial strength, stability and expertise should enhance the Fund's long-term prospects.

Gabelli & Company, Inc., a Gabelli subsidiary and the distributor to the Gabelli Family of Funds, is proposed to become the distributor for the Gabelli Mathers Fund. Gabelli & Company will provide new, and enhance existing, services to Fund shareholders, and will develop and implement a marketing and distribution strategy in conjunction with the Fund's proposed adoption of a Rule 12b-1 plan. The Board believes these efforts have the potential to increase the Fund's assets and may, as a result, reduce fixed expenses as a percentage of total assets.

The Mathers Fund is proposed to convert from a Maryland corporation to a Delaware business trust. This change in corporate domicile and structure will have no effect on the number or value of the shares you own, but will, among other things, provide the Gabelli Mathers Fund with the future flexibility to build assets using a variety of distribution options that are currently unavailable to the Mathers Fund.

The proposed Board of Trustees of the Gabelli Mathers Fund will consist of three interested Trustees, including Mario J. Gabelli as Chairman, Henry G. Van der Eb, the Fund's President, and Karl Otto Pohl, former President of the Deutsche Bundesbank, Germany's Central Bank, and ten independent Trustees, six of whom are currently Trustees of other Gabelli funds, and four of whom currently serve as directors of the Mathers Fund.

Ernst & Young LLP is proposed to become the independent accountant of the Gabelli Mathers Fund. Ernst & Young is a leading auditor to the investment management industry and auditor of nine Gabelli funds.

The Board expects the new relationship to result in significant reductions in operating costs for insurance, audit, legal and transfer agent services due to Gabelli's economies of scale and ability to negotiate favorable terms from various service providers. In addition, Gabelli Funds, LLC will assume certain expenses which are currently being paid by the Mathers Fund. These cost reductions will partially offset Gabelli Funds, LLC's standard 1% advisory fee in the proposed investment advisory agreement. However, this 1% annual rate will not become effective with respect to the Fund's first $100 million of assets (the June 30,1999 level) until the third year of operation, since Gabelli Funds, LLC will waive a portion of this proposed advisory fee during the first two years, reducing it to the Mathers Fund's current annual advisory fee base rate of 0.75%.

In determining to recommend approval of the proposed plan of distribution, the Board concluded that the proposed Rule 12b- 1 fee is reasonable in view of the plan's anticipated benefits. Among the detailed information considered by the Board was a comparative mutual fund industry survey which showed that the year-end 1998 Lipper, Inc. "All Retail Equity" universe was comprised of 7,119 mutual funds, of which 4,370 funds, or a 61.4% majority, had Rule 12b-1 plans. Additionally, the Gabelli Mathers Fund's proposed Rule 12b-1 plan annual fee of 0.25% of assets (Gabelli's traditional rate) is substantially below the 0.64% and 0.50% medians of 12b-1 plan fees of funds with assets of $50-$100 million and $100-$250 million, respectively, in this universe of funds that have 12b-1 plans.

During each of the Gabelli Mathers Fund's first two years of operation, the Fund's total annual expense ratio, including the proposed 12b-1 plan fee, is projected to be only 2(cent) per share, or 0.16%, above the Mathers Fund's comparable estimates, assuming $100 million in assets. During the Gabelli Mathers Fund's third year of operation and beyond, the Fund's total annual expense ratio, including the proposed 12b-1 plan fee, is projected to be about 4.8(cent) per share, or 0.41%, above the Mathers Fund's comparable estimate, assuming $100 million in assets.

From an industry perspective, the Gabelli Mathers Fund's total annual expense ratios for each of the first three years of operation, at assumed average annual asset levels of $75, $100, $150 and $200 million, are projected to be below the median expense ratios of those funds with comparable asset levels from the year-end 1998 Lipper "All Retail Equity" universe of funds with 12b-1 plans.

When viewing these proposals from a cost vs. benefit perspective, it may be noted that many of the benefits from joining the Gabelli Family of Funds are unquantifiable, but may nevertheless be considered as offsets to measurable costs. The Board believes these advantages outweigh the relatively minor increase in the Fund's projected total annual expense ratio, making the proposed Gabelli Mathers Fund a very attractive value for Mathers Fund shareholders.

Your Board unanimously recommends the approval of the proposals presented in this proxy statement. Please sign, date and return the enclosed proxy card, and should you have any questions, please give us a call.



                                                       Very truly yours,



                                                       Henry G. Van der Eb
                                                       Chairman

The following is the press release recently issued by Gabelli regarding the proposed Gabelli Mathers Fund.



Gabelli Plans the Addition of Chicago based Mathers Fund to the Gabelli Family of Funds

Rye, New York - In a move to further diversify and expand its portfolio of mutual funds, Gabelli Asset Management, Inc. (NYSE: GBL) today announced plans to add Chicago based Mathers Fund, Inc., to the Gabelli family of funds, in the specialty fund category, as the Gabelli Mathers Fund.

The Mathers Fund's principal investment strategies include long and short positions in individual stocks, long positions in U.S. Treasury securities, and hedging with stock index futures contracts. The Fund's portfolio is currently positioned to take advantage of a sustained stock market decline and has generally maintained a bearish bias since various traditional stock market valuation benchmarks have exceeded the upper limits of their long-term historical ranges. The Mathers Fund was ranked the #1 Fund in its category by Lipper Analytical for "The Crash" year of 1987 and was a top performer during the bear market of 1990 and during the financial crisis stock market decline in 1998.

Henry G. Van der Eb, Chief Executive of the Mathers Fund, will be President and CEO of the Gabelli Mathers Fund and will continue to manage the Fund from its Chicago headquarters, which will also become the center for Gabelli Asset Management's money management activities in the greater Chicago area market.

Mario J. Gabelli, Chairman and Chief Executive of Gabelli Asset Management, said, "The addition of the Mathers Fund is a 'straw hat in January' acquisition for Gabelli Asset Management... It adds $100 million and 5,000 new investors to the Gabelli mutual fund family and offers a significant new option for wealth protection in the event of a substantial market decline... It also gives us access to Henry Van der Eb, a 28-year veteran of the investment business, whose early defining stock market experience contrasts with recent market history giving him a different perspective than most of today's portfolio managers."

Mr. Van der Eb served as President of The Investment Analysts Society of Chicago for 1979-1980, is a Chartered Financial Analyst (CFA), a Chartered Investment Counselor (CIC), and a member of the Association for Investment Management and Research (AIMR). He received an MBA from Northwestern University Graduate School of Management and a BA from Vanderbilt University.

Gabelli Asset Management, through its subsidiaries, manages approximately $18 billion in assets and mutual funds, closed-end funds, partnerships, and private advisory accounts. Gabelli Asset Management will now offer mutual fund investors a broad-based choice of 30 different fund portfolios.

                                                  MATHERS FUND, INC.
                                                  100 Corporate North
                                                       Suite 201
                                              Bannockburn, Illinois 60015

    Notice of Special Meeting of Shareholders and Proxy Statement

                                                              July 30, 1999

TO THE SHAREHOLDERS OF MATHERS FUND, INC.:

         A special meeting of the shareholders of Mathers Fund, Inc., (the "Fund"), will be held at 100 Corporate North, Lower Level Conference Room, Bannockburn, Illinois on Friday, September 24, 1999 at 10:00 A.M., Central time, for the following purposes:

(1) To consider and vote on a new investment advisory agreement between the Fund and Gabelli Funds, LLC;

(2) To consider and vote on a plan of distribution for the Fund adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 which would permit the payment of up to .25% of the Fund's assets on an annualized basis for expenses of distribution of its shares, including additional shareholder services;

(3) To consider and vote on an amendment to the Fund's charter reducing the affirmative vote of the shares of the Fund outstanding required to approve mergers and reorganizations, such as the one described in the following paragraph, from two-thirds to a majority;

(4) To consider and vote on a reorganization in which the Fund would become the initial series of The Gabelli Mathers Fund, a business trust organized under the laws of the State of Delaware (the "Trust"), pursuant to an Agreement and Plan of Reorganization whereby (i) all of the assets and liabilities of the Fund will be transferred to a successor series of the Trust; (ii) shareholders of the Fund will receive an equal number of shares in the successor series of the Trust in exchange for their shares of the Fund; and (iii) the Fund subsequently will take all actions necessary to effect its dissolution and to have its corporate existence terminated;

(5) To elect a board of directors consisting of thirteen directors and to authorize the Fund, prior to the effective time of the reorganization, to vote its beneficial interest in the Trust for the election of the same thirteen individuals to serve as Trustees of the Trust;

(6) To consider and vote on ratification of the appointment of Ernst & Young LLP as auditors of the Fund for 1999;

and to transact such other business as may properly come before the meeting or any postponement or adjournment thereof. Each proposal is discussed more fully in the accompanying proxy statement.

         The close of business on July 26, 1999 has been fixed as the record date for determination of the shareholders entitled to notice of and to vote at the special meeting and any adjournments thereof.

         Please complete, date, sign and return the enclosed proxy in the reply envelope whether or not you plan to attend the meeting. Your vote is important no matter how many shares you own. Prompt return of your proxy will eliminate the need for, and expense of, additional mailings. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.



                              ANNE E. MORRISSY
                              Executive Vice President and Secretary

                                                    Proxy Statement

         Your proxy is solicited on behalf of the Board of Directors of Mathers Fund, Inc., a Maryland corporation (the "Fund"), for use at its special meeting of shareholders, to be held at 100 Corporate North, Lower Level Conference Room, Bannockburn, Illinois on Friday, September 24, 1999 at 10:00 A.M., Central time, and at any postponement or adjournment thereof. The Fund expects to mail this proxy statement and a proxy to shareholders on or about August 6, 1999.

         The Fund's investment adviser is Mathers and Company, Inc. (the "Current Adviser"), 100 Corporate North, Suite 201, Bannockburn, Illinois 60015. The Current Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and has served as investment adviser to the Fund since its inception in 1965 and as investment adviser to other clients since 1961.

         A proxy may be revoked at any time before its exercise by the submission of a subsequently dated proxy or by oral or written notice of revocation given to the Secretary of the Fund. To be effective, such revocation must be received by the Fund prior to the meeting and must indicate the shareholder's name and account number. In addition, if you attend the meeting in person, you may, if you wish, vote by ballot at the meeting, thereby canceling any proxy previously given. All valid proxies received by the Fund will be voted unless revoked. Proxies will be voted in accordance with the specifications thereon and, in the absence of specification, for the proposed new investment advisory agreement between the Fund and Gabelli Funds, LLC, for the proposed plan of distribution for the Fund, for the amendment to the Fund's charter, for the reorganization of the Fund into a Delaware business trust, for the election of the nominees listed below as directors of the Fund and for the ratification of the appointment of Ernst & Young LLP as auditors. The Board of Directors recommends a vote FOR each proposal.

         Shareholders of record at the close of business on July 26, 1999 will be entitled to vote in person or by proxy at the meeting. As of the close of business on such date, there were 8,870,878 full shares of the Fund's Capital Stock outstanding, each entitled to one vote. Certain information as to all persons known to the Fund who, as of June 30, 1999, owned of record or beneficially more than 5% of such shares is set forth under "Principal Shareholders" below.

         A majority of the Fund's shares outstanding and entitled to vote, represented in person or by proxy, constitutes a quorum at all meetings of shareholders. If a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes to approve any of the proposals described in this proxy statement are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of the holders of a majority of shares represented in person or by proxy at the meeting. The persons named as proxies will vote all proxies that they are entitled to vote FOR approval of any such proposal in favor of adjournment and will vote all proxies required to be voted AGAINST any such proposal against adjournment.

         Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes will have no effect on the election of directors or ratification of the appointment of auditors, for which the required vote is a plurality and a majority, respectively, of the votes cast, but will have the effect of a vote against adjournment and approval of the new investment advisory agreement, the plan of distribution for the Fund, the amendment to the Fund's charter and the reorganization of the Fund into a Delaware business trust, for which the required vote is a percentage of the shares present or outstanding. Broker non-votes are shares held in the name of a broker or nominee for which instructions have not been received from the beneficial owners or other persons entitled to vote and the broker or nominee does not have discretionary voting authority.

         THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT, IF ANY, TO HOLDERS UPON REQUEST. A SHAREHOLDER WHO WISHES TO RECEIVE A COPY OF THE FUND'S ANNUAL REPORT OR SEMI-ANNUAL REPORT MAY WRITE THE FUND AT 100 CORPORATE NORTH, SUITE 201, BANNOCKBURN, ILLINOIS 60015, OR CALL 800-962-FUND.

                                                 --------------------

PROPOSAL 1. APPROVAL OF NEW INVESTMENT ADVISER AND INVESTMENT ADVISORY AGREEMENT

Introduction

         Mathers and Company, Inc. (the "Current Adviser"), 100 Corporate North, Suite 201, Bannockburn, Illinois 60015, has served as investment adviser to the Fund since its inception in 1965. The Current Adviser and its sole shareholder, Henry G. Van der Eb, recently entered into a letter of understanding (the "Letter") with Gabelli Asset Management Inc. ("Gabelli"), One Corporate Center, Rye, New York, 10580, providing for a strategic alliance involving, among other things, (i) Gabelli Funds, LLC (the "Proposed Adviser"), a subsidiary of Gabelli, entering into a new investment advisory agreement (the "New Advisory Agreement") with the Fund, with Mr. Van der Eb continuing to manage the Fund's portfolio from Chicago as President and Chief Executive Officer of the Fund in the employ of Gabelli, and (ii) the Current Adviser selling to Gabelli certain tangible assets of the Current Adviser. The stated purpose of the strategic alliance is to allow Mr. Van der Eb to focus on managing the Fund's portfolio and to provide Gabelli with a non-market correlated specialty mutual fund product.

         Gabelli is a widely recognized provider of investment advisory services to mutual funds, closed-end funds, institutional and high net worth investors, and partnerships. As of June 30, 1999, Gabelli had total assets under management of approximately $18.8 billion, including $9.6 billion in mutual funds and $9.2 billion in other managed accounts.

         Because the Current Advisory Agreement, both by its terms and pursuant to a requirement of the Investment Company Act of 1940, as amended (the "1940 Act"), terminates automatically upon its "assignment", the Current Adviser and Gabelli requested the Board of Directors of the Fund to consider approval of the New Advisory Agreement with the Proposed Adviser and to approve submission of the New Advisory Agreement for approval by the shareholders of the Fund at a special meeting of shareholders.

         For the reasons explained more fully below, the Board of Directors of the Fund has unanimously approved, and recommends that the Fund's shareholders approve, the New Advisory Agreement at the meeting.

Information about Gabelli and the Proposed Adviser

         Gabelli. Gabelli, including its subsidiaries, is a widely recognized provider of investment advisory and brokerage services to mutual funds, closed-end funds, institutional and high net worth investors and partnerships, primarily in the United States. As of June 30, 1999, Gabelli had total assets under management of approximately $18.8 billion.

         Gabelli was founded in 1976 and entered the mutual fund business in 1986. Originally, Gabelli's investment philosophy was value-oriented, although in recent years it has expanded upon its core of value-oriented equity products by adding growth-oriented equity, convertible security, fixed income, industry specific, international, global and real estate- oriented products.

         As of June 30, 1999, the Proposed Adviser had approximately $9.6 billion of assets under management in 23 open-end mutual funds and 4 closed-end funds, representing approximately 51% of Gabelli's total assets under management. The Proposed Adviser and its affiliates currently provide advisory services to (i) the Gabelli family of funds, which consists of 14 open end mutual funds and four closed-end funds, (ii) the Treasurer's Fund, consisting of three open-end money market funds (the "Treasurer's Funds"), and (iii) the Gabelli Westwood family of funds, consisting of six open-end mutual funds, five of which are managed on a day-to-day basis by an unaffiliated sub-adviser (collectively, the "Gabelli Funds"). As a group, the Gabelli Funds have a long-term record of achieving high returns, relative to similar investment products. At December 31, 1998, approximately 99% of the assets under management in the open-end Gabelli Funds having a rating from Morningstar, Inc. ("Morningstar") were in open-end Gabelli Funds ranked "three stars" or better, with 36% of such assets in open-end Gabelli Funds ranked "five stars" and 38% of such assets in open-end Gabelli Mutual Funds ranked "four stars" on an overall basis (i.e., based on three-, five- and ten-year risk adjusted average returns). The Gabelli family of funds was named the top performing mutual fund family by Mutual Funds Magazine for 1997, and Mario J. Gabelli was named the domestic-equity fund manager of the year by Morningstar for 1997.

Gabelli may be deemed to be indirectly controlled by Mario J. Gabelli. Its Class A Common Stock is publicly traded on the New York Stock Exchange under the symbol GBL.

         Proposed Adviser. The Proposed Adviser is a New York limited liability company which is wholly owned by Gabelli. It was organized in 1999 as successor to the investment advisory division of Gabelli Funds, Inc., a New York corporation organized in 1980.

The names and principal occupations of the principal executive officers of the Proposed Adviser are as follows:

          Name              Principal Occupation

Mario J. Gabelli, CFA       Chairman, Chief Executive Officer and
                                                  Chief Investment Officer
Bruce N. Alpert, CPA        Executive Vice President and Chief Operating Officer
James E. McKee              Secretary
Gus Coutsouros, CPA         Vice President and Chief Financial Officer

The  address  of each  such  person  is One  Corporate  Center,  Rye,  New  York
10580-1434.

Information about the Current Adviser

         The Current Adviser was organized as an Illinois corporation on December 30, 1968 to succeed to the business of Mathers and Company, a partnership. The Current Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The staff of the Current Adviser as of June 30, 1999 consisted of six individuals. As of December 31, 1998, the assets under management of the Current Adviser totaled approximately $163 million.

         Mr. Van der Eb, CFA, Chairman and a director of the Fund, is President and the sole director of the Current Adviser. Mr. Van der Eb owns all of the outstanding shares of the Current Adviser and, as such, is the controlling person. Robert J. Reynolds, CFA, President and a director of the Fund, is Senior Vice President and Secretary of the Current Adviser. Anne E. Morrissy, CFA, Executive Vice President and a director of the Fund, is Vice President of the Current Adviser; Lawrence A. Kenyon, CPA, Senior Vice President and Chief Financial Officer of the Fund, is Vice President, Treasurer and Assistant Secretary of the Current Adviser; Edith L. Cook, Vice President and Treasurer of the Fund, is Vice President and Assistant Treasurer of the Current Adviser; and Heidi Stubner, Vice President of the Fund, is an employee of the Current Adviser.

Background of the Proposed Transaction

         The Fund has a solid long-term record. Since its inception in August 1965, it has cumulatively returned for shareholders 11.40% on an annualized basis through June 30, 1999, as compared to 12.48% for the Standard & Poor's 500 Index and 7.62% for the Value Line Composite. During approximately the last decade, and in particular since early 1995, the Current Adviser has taken a definitively more defensive approach to investing the Fund's portfolio than most other mutual funds. This bearish bias has reflected the Current Adviser's observation that, in recent years, virtually all traditional benchmarks of stock market valuation have exceeded the previously established upper limits of their long-term historical ranges, in unprecedented degree and duration. Based on historical valuation analysis, the Current Adviser views this phenomenon as presenting an extraordinary risk of potential loss of capital. The Fund has accordingly been positioned during this period as a specialty mutual fund whose investment performance has had little correlation to the equity indexes. Although the Fund's performance has lagged during this period, the Fund has nevertheless provided shareholders and prospective investors with a means of limiting downside risk and potentially outperforming in a down market.

         The Board of Directors has monitored on an ongoing basis the Current Adviser's underlying rationale for its defensive investment strategy and has taken into consideration the Current Adviser's considerable success using this approach in 1987 and 1990 and during the financial crisis stock market decline in 1998. The Board believes that the Current Adviser has a well thought-out and coherent view and that there is a place in the mutual fund industry for a defensive, non-market correlated investment vehicle during periods of high stock market valuations.

         The Board of Directors also believes that there are benefits to a consistent investment approach and that the Fund's shareholders have been well informed of the Current Adviser's bearish outlook and the resulting defensive posture of the Fund. Indeed, the Board believes that many current shareholders would find it disconcerting if the Fund were to change course abruptly for reasons inconsistent with the Current Adviser's outlook. In fact, the Fund's shareholders approved use of stock index futures contracts for hedging and the short sale of equity securities in 1988 and 1998, respectively.

         Over the last several years, the Fund has experienced net redemptions as shareholders who presumably no longer agreed with the Fund's portfolio strategy, or for other reasons, have redeemed their shares. Although these shareholders may return to the Fund when they perceive the market environment to be changing, both the Board of Directors and the Current Adviser have from time to time discussed the Fund's long-term ability to retain and build its asset base as a stand-alone entity in today's consolidating and highly competitive mutual fund industry. Accordingly, the Board of Directors and the Current Adviser have been receptive to the possibility of aligning the Fund with a larger fund organization with substantial investment management and marketing capabilities, higher visibility and a commitment to positioning the Fund as a non-market correlated specialty fund among a wide selection of mutual fund alternatives.

         The Current Adviser has from time to time over the years explored possible arrangements with various fund organizations, including discussions with Gabelli which began on an informal basis approximately five years ago. These discussions culminated in the Current Adviser, Mr. Van der Eb and Gabelli entering into the Letter providing for the strategic alliance described below.

         On June 11, 1999, the Current Adviser, Mr. Van der Eb and Gabelli entered into the Letter, which contemplates that, subject to approval by the Fund's Board of Directors and shareholders, the Fund and the Proposed Adviser will enter into the New Advisory Agreement providing for an investment advisory fee of 1% of average daily net assets on an annualized basis without any mandatory expense limitation. However, the Letter provides that the Proposed Adviser will waive a portion of such fee such that, on net assets of the Fund up to $100 million, the investment advisory fee will be .75% per year for the first two years of the New Advisory Agreement. The Proposed Adviser will also assume responsibility for all of the administrative functions for the Fund, including oversight of the transfer agent, custodian and other third-party relationships.

         The Letter further provides that, subject to approval by the Fund's Board of Directors and shareholders, (i) the Fund will implement a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whereby the Fund will pay to Gabelli & Company, Inc. (the "Distributor"), an affiliate of Gabelli, a distribution fee of .25% of the Fund's average daily net assets on an annualized basis; (ii) the Fund will reorganize as a Delaware business trust having the authority to create new classes of shares for subsequent investors in the future; and (iii) the Fund will retain Ernst & Young LLP as its independent auditor.

         As part of the Reorganization (as defined in Proposal 4 - "Approval of Reorganization -- Introduction" below), the Fund's name is to be changed to "The Gabelli Mathers Fund."

         The Letter further provides that Gabelli or its affiliates will invest approximately $5 million in the Fund, or a lesser amount not to initially exceed 4.9% of the Fund's assets.

         The Letter provides that Gabelli will recommend eight persons to serve on the Fund's Board of Directors and that five current directors, including Mr. Van der Eb, will remain on the Fund's Board, which will be expanded to thirteen members.

         The Letter states that Mr. Van der Eb will become a portfolio manager with Gabelli and will continue to serve as portfolio manager for the Fund, as well as for certain separate accounts currently managed by the Current Adviser the management of which will, subject to certain conditions, be assumed by an affiliate of Gabelli. Mr. Van der Eb will be employed by Gabelli for an initial term of four years and will receive a base salary and, subject to certain conditions, incentive-based compensation.

         The Letter provides for the Current Adviser selling to Gabelli certain tangible assets of the Current Adviser, subject to certain conditions, for a price equal to their estimated fair market value, which is expected to be approximately $50,000. The Letter also provides that Gabelli will assume responsibility for the Current Adviser's office space and facilities, including rent, and that Gabelli will retain the current professional staff of the Current Adviser for at least one year.

         The Letter states that it will terminate and the arrangements described therein may be abandoned in the event that the shareholders of the Fund do not approve the various matters outlined for their approval in this proxy statement.

Board Consideration

         The Board of Directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund, the Current Adviser or Gabelli, as defined in the 1940 Act, considered the New Advisory Agreement without taking any action thereon at a meeting held on June 11, 1999 and unanimously approved the New Advisory Agreement at a meeting held on June 21, 1999. The directors of the Fund who are not "interested persons" met twice among themselves during this period. The Board of Directors had the assistance of independent legal counsel, who prepared, among other things, a summary of the Board's legal obligations.

         In considering whether to recommend that the New Advisory Agreement be approved by shareholders of the Fund, the Board of Directors received extensive materials in advance of its June 11, 1999 meeting relating to the proposed New Advisory Agreement and the strategic alliance with Gabelli, and thereafter had the opportunity to ask questions and request further information in connection with such consideration.

         The materials received by the Board in advance of their June 11, 1999 meeting included: a synopsis of the strategic alliance proposal; detailed actual and pro forma cost and expense ratio analyses; information on certain expected expense reductions; comparative expense ratio and Rule 12b-1 fee data compiled from information published by Lipper, Inc. ("Lipper"); a copy of the Letter; extensive materials about Gabelli, its key personnel and the Gabelli family of funds; financial information on Gabelli; information on the Gabelli investment advisory division; information on the proposed Reorganization, including a proposed Agreement and Plan of Reorganization between the Fund and the Trust (as defined in Proposal 4--"Approval of Reorganization--Introduction" below) and the proposed Agreement and Declaration of Trust and By-laws of the Trust; the proposed New Advisory Agreement and a summary of its important terms; the Current Advisory Agreement and a summary of its important terms; the proposed Plan of Distribution and Distribution Agreement and additional information about the Distributor and its marketing plans; a proposal from Ernst & Young LLC and a description of services to be provided; information about director nominees; and information about trends and consolidation in the mutual fund industry. The Board of Directors and the directors who are not "interested persons" also receive on a periodic basis extensive additional information relating to the Fund, including (i) information on the Fund's portfolio holdings and its securities transactions on a weekly basis, (ii) performance information on the Fund's portfolio and its portfolio segments and the Current Adviser's outlook at least quarterly at their regular Board meetings, and (iii) interim communications on a variety of topical matters.

         In  response  to  questions   raised  by  the  directors  who  are  not
"interested persons" at or after the June 11, 1999 meeting of the Board, additional information was furnished by the Current Adviser and Gabelli, including information on projected expense savings, additional information about Gabelli and the Proposed Adviser, and proposed agreements with various service providers.

         The Board of Directors, together with the Fund's legal counsel, interviewed representatives of Gabelli to discuss the management philosophy of the Proposed Adviser, the proposed distribution activities of the Distributor, the manner in which the proposed transaction can be expected to affect the Fund, and certain other matters.

         In considering the New Advisory Agreement, the Board of Directors and the directors who are not "interested persons" considered a variety of factors that they deemed relevant, but did not identify any single factor as all-important or controlling. The following summary does not detail all the matters considered. Factors considered in connection with the approval of the New Advisory Agreement included, in addition to those addressed in "Background of the Transaction" above, the following:

         (i) The Board's belief that the Proposed Adviser is a widely recognized and respected provider of investment advisory services to mutual fund investors; as of June 30, 1999, the Proposed Adviser had total assets under management of approximately $18.8 billion, including $9.6 billion in mutual funds and $9.2 billion in other managed accounts;

         (ii) The Board's belief that Gabelli's financial strength and stability may enhance the Fund's long-term prospects in the consolidating, highly competitive mutual fund industry, where marketing and distribution capabilities are increasingly critical factors;

         (iii) Gabelli's proposal to retain the Fund's identity and investment approach as a non-market correlated specialty fund and to have Mr. Van der Eb continue to manage the Fund's portfolio from Chicago as the Fund's President and Chief Executive Officer in the employ of Gabelli;

         (iv) The Board's belief that the Fund's investment performance may benefit from access to Gabelli's proprietary "Private Market Value" equity and arbitrage research, Gabelli's daily research calls, and the historically highly successful Gabelli value-oriented investment philosophy and investment strategies;

         (v) The fact that during the first two years of the New Advisory Agreement, the Proposed Adviser will waive a portion of its conventional 1% annual investment advisory fee for comparable funds such that, on net assets of the Fund up to $100 million, the investment advisory fee will be .75% per year, which is essentially the same effective advisory fee rate to which the Fund is subject under the Current Advisory Agreement (without giving effect to expense reimbursement) at its recent level of net assets ($100 million as of June 30, 1999);

         (vi) The projection of significant operating cost reductions on certain expenses, including estimated reductions in transfer agent, insurance, legal and audit expenses, due to Gabelli's economies of scale and negotiating power, and the fact that administrative costs relating to state securities law filings, currently borne by the Fund, will be assumed by the Proposed Adviser under the New Advisory Agreement;

          (vii) The projection that the Fund's annual total expense ratio, including fees payable under the proposed Rule 12b-1 plan of distribution, during the first two years of the proposed affiliation with Gabelli (assuming current asset levels) will be only approximately 0.16% of average net assets above that of the Fund under its current fee structure;

         (viii) The projection that in the third year of the proposed affiliation with Gabelli and thereafter (assuming current asset levels), the Fund's projected expense ratio, including fees payable under the proposed Rule 12b-1 plan of distribution, will be approximately 0.41% of average net assets above that of the Fund under its current fee structure;

         (ix) The projection that the Fund's expense ratios, both in the first two years and in the third year and thereafter (assuming current asset levels), including fees payable under the proposed Rule 12b-1 plan of distribution, will be below the year-end 1998 median expense ratios of funds with Rule 12b-1 plans of distribution with asset levels between $50 million and $250 million in the Lipper "All Retail Equity" universe (a total of 4,370 funds); and

(x) Gabelli's commitment to initially invest up to $5 million in the Fund or an amount not to exceed 4.9% of the Fund's assets.

         The Board further considered whether the arrangements between Gabelli and the Current Adviser comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing, at least 75% of the board members of the investment company must not be "interested persons" of such investment adviser or of the predecessor investment adviser. The composition of the Board of Directors of the Fund, as proposed to be reconstituted, would be in compliance with this provision of Section 15(f). (See Proposal 5 -- "Election of Directors"). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the Transaction whereby the investment adviser, or any interested person of any such adviser or of the predecessor investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Gabelli has informed the Board that it is not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the transactions contemplated by the Letter. Gabelli has also agreed that it, and its affiliates, will not take any action that to its knowledge would have the effect of imposing an "unfair burden" on the Fund as a result of such transactions. Finally, the Board considered whether the Current Adviser or Mr. Van der Eb would directly or indirectly receive any compensation from the Fund that would constitute an "unfair burden," and the Board determined that they would not.

Description of New Advisory Agreement

         The following description of the New Advisory Agreement is qualified by the provisions of the New Advisory Agreement, a copy of which is attached hereto as Exhibit A. Certain provisions set forth in Exhibit A reflect the assumption that shareholders of the Fund will approve proposal 4 and the Fund will be converted into a Delaware business trust. However, since approval of this proposal 1 is not necessarily dependent upon the approval of proposal 4 or the Reorganization, the Fund may enter into the New Advisory Agreement if proposal 4 is not approved (in which case the New Advisory Agreement will be between the Fund and the Proposed Adviser and its provisions will reflect certain information about the Fund rather than the Trust).

         The New Advisory Agreement provides that the Proposed Adviser will act as investment adviser to the Trust, supervise and manage the Trust's investment activities on a discretionary basis and oversee the administration of the Trust's business and affairs. In this connection, the Proposed Adviser will be responsible for maintaining certain of the Trust's books and records and performing other administrative aspects of the Trust's operations to the extent not performed by the Trust's custodian, transfer agent and dividend disbursing agent. The Proposed Adviser will be permitted to subcontract at its own expense these administrative responsibilities to persons it believes are qualified to perform such services and expects to subcontract certain of these administrative responsibilities to First Data Investor Services Group, Inc. (the "Sub-Administrator") with respect to the Trust pursuant to a Sub-Administration Agreement (the "Sub-Administration Agreement").

         As compensation for its services and related expenses, the Trust will pay the Proposed Adviser a fee computed daily and payable monthly in an amount equal on an annualized basis to 1% of the Trust's daily average net assets, provided, however, that the Proposed Adviser will agree in the New Advisory Agreement to waive a portion of such fee equal to 0.25% of the Trust's average daily net assets during the period prior to the second anniversary of the date of the New Advisory Agreement on the first $100 million of net assets of the Trust. The Trust will also pay the Proposed Adviser separately for any costs and expenses incurred by the Proposed Adviser in connection with distribution of the Trust's shares in accordance with the proposed Rule 12b-1 Plan of Distribution, discussed below.

         The Proposed Adviser (not the Trust) will pay First Data Investor Services Group, Inc. an administration fee based on the aggregate net assets of the Trust and all other administered funds subject to the Sub-Administration Agreement of .0275% of net assets up to $10 billion, 0.125% of the next $5 billion of net assets, and .01% of net assets above $15 billion.

         The Proposed Adviser will bear all costs and expenses incurred in connection with its duties under the New Advisory Agreement, including the fees or salaries of trustees or officers of the Trust who are affiliated persons of the Proposed Adviser. Subject to the foregoing, the Trust will be responsible for the payment of all of its other expenses, including (i) payment of the fees payable to the Proposed Adviser under the New Advisory Agreement; (ii) organizational expenses; (iii) brokerage fees and commissions; (iv) taxes; (v) interest charges on borrowings; (vi) the cost of liability insurance or fidelity bond coverage for the Trust's officers and employees, and trustees' and officers' errors and omissions insurance coverage; (vii) legal, auditing and accounting fees and expenses; (viii) charges of the Fund's custodian, transfer agent and dividend disbursing agent; (ix) the Fund's pro rata portion of dues, fees and charges of any trade association of which the Trust is a member; (x) the expenses of printing, preparing and mailing proxies, stock certificates and reports, including the Trust's prospectus and statement of additional information, and notices to shareholders; (xi) filing fees for the registration or qualification of the Trust and its shares under federal or state securities law; (xii) the fees and expenses involved in registering and maintaining registration of the Trust's shares with the Securities and Exchange Commission;
(xiii) the expenses of holding shareholder meetings; (xiv) the compensation, including fees, of any of the Trust's trustees, officers or employees who are not affiliated persons of the Proposed Adviser; (xv) all expenses of computing the Trust's net asset value per share, including any equipment or services obtained solely for the purpose of pricing shares or valuing the Trust's investment portfolio; (xvi) expenses of personnel performing shareholder servicing functions and all other distribution expenses payable by the Trust; and (xvii) litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Trust.

         The New Advisory Agreement provides that in the course of the Proposed Adviser's execution of portfolio transactions for the Trust, the Proposed Adviser may, subject to conditions as may be specified by the Trust's Board of Trustees, (i) place orders for the purchase or sale of the Trust's portfolio securities with the Proposed Adviser's affiliate, Gabelli & Company, Inc.; (ii) pay commissions to brokers other than its affiliate which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Proposed Adviser to be useful or desirable in the performance of its duties hereunder and for the investment management of other advisory accounts over which it or its affiliates exercise investment discretion; and (iii) consider sales by brokers (other than its affiliate distributor) of shares of the Trust and any other mutual fund for which it or its affiliates act as investment adviser, as a factor in its selection of brokers and dealers for Trust portfolio transactions.

         The New Advisory Agreement provides that absent wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position, the Proposed Adviser and its employees, officers, directors, agents or controlling persons will not be liable for any act or omission or for any loss sustained by the Trust. However, the New Advisory Agreement provides that the Trust is not waiving any rights that it may have which cannot be waived. The New Advisory Agreement also provides that the Trust will indemnify the Proposed Adviser and each of such persons against any liabilities and expenses incurred in the defense or disposition of any action or proceeding arising out of the New Advisory Agreement unless a court finds that the person seeking indemnification did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund (and, in a criminal case, that the person had no reasonable cause to believe that his or her action was unlawful). The New Advisory Agreement provides specific procedures and standards for making advance payments and permits the Board to disallow indemnification in certain situations.

         The New Advisory Agreement expressly permits the Proposed Adviser to act as investment adviser to others and provides that the word "Gabelli" in the Trust's name is derived from the name of Mario J. Gabelli and that such name may freely be used by the Proposed Adviser for other investment companies, entities or products. The New Advisory Agreement also provides that in the event that the Proposed Adviser ceases to be the Trust's investment adviser, the Trust will, unless the Proposed Adviser otherwise consents in writing, promptly take all steps necessary to change its name to a new name which does not include "Gabelli."

         The New Advisory Agreement is terminable without penalty by the Trust on not more than 60 days' written notice when authorized by the Trustees (or, with respect to the provisions relating to the Trust's Plan of Distribution, by a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan of Distribution or any related agreements) by the holders of the same proportion of shares required to authorize the New Advisory Agreement or by the Proposed Adviser. The New Advisory Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act and the rules thereunder. The New Advisory Agreement provides that unless terminated it will remain in effect for a period of two years, and from year to year thereafter, so long as continuation of the New Advisory Agreement is approved annually by the Trustees of the Trust or the shareholders of the Trust and, in either case, by a majority of the Trustees who are not parties to the New Advisory Agreement or "interested persons" as defined in the 1940 Act of any such person.

Description of Current Advisory Agreement

         The Current Adviser acts as investment adviser for the Fund under an investment advisory agreement dated May 1, 1988 (the "Current Advisory Agreement"). The Current Advisory Agreement was approved by shareholders of the Fund at a meeting held on April 20, 1988 and its continuation was most recently approved by the Fund's Board of Directors, including approval by a majority of directors who are not interested persons of the Fund or the Current Adviser, on April 19, 1999.

         Under the Current Advisory Agreement, the Current Adviser furnishes continuous investment advisory services and management to the Fund. The Current Adviser receives an annual fee of 0.75% of the first $200,000,000 of the Fund's average net assets, plus 0.625% of such value in excess of $200,000,000 but not exceeding $500,000,000, plus 0.50% of such value in excess of $500,000,000, payable monthly and determined by valuations made as of the close of the previous month. The fees paid by the Fund to the Current Adviser for 1998 were $865,916. Pursuant to the expense reimbursement provision contained in the Current Advisory Agreement described in the following paragraph, the fees paid by the Fund to the Current Adviser for 1998 were reduced by $41,301. Absent such expense reimbursement provision, the fees paid by the Fund to the Current Adviser for 1998 would have been $907,217.

         Under the Current Advisory Agreement, the Current Adviser, at its own expense and without reimbursement from the Fund, furnishes office space, office facilities, equipment, personnel (including executive officers but excluding the services of directors who are not affiliated persons of the Current Adviser) and clerical and bookkeeping services for managing the assets of the Fund, and bears all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issuance or sale of securities. The Fund bears all other expenses of its operations (principally transfer agent, legal, auditing, custodian, taxes, shareholder communication expenses, registration and printing, proxy materials, shareholder reports, prospectuses sent to existing shareholders and filed with regulatory authorities, and toll-free telephone expenses for use by existing shareholders), but is entitled to be reimbursed annually by the Current Adviser for any expenses, other than taxes, in excess of 1 1/2% of the first $30,000,000 of its average net assets plus 1% of such value in excess of $30,000,000 for each year, in each case as determined by valuations made as of the close of each month of the year. Brokerage commissions are not treated as expenses for purposes of this limitation.

         The Current Advisory Agreement is not assignable and may be terminated by either the Fund or the Current Adviser, without penalty, on 60 days' notice. The Current Advisory Agreement provides that it will continue in effect for two years and thereafter it will continue in effect from year to year so long as it is approved annually by (i) a majority of the directors of the Fund who are not "interested persons" of the Fund or of the Current Adviser cast in person at a meeting called for the purpose of voting on such approval, and (ii) either by the Board of Directors of the Fund or by the shareholders by a vote of the lesser of (A) 67% of the shares present at a meeting, if more than 50% of the outstanding shares are present or represented, or (B) more than 50% of the outstanding shares.

         The Current Advisory Agreement provides that the services of the Current Adviser to the Fund are not to be deemed exclusive and that the Adviser may furnish similar services to others so long as the services to the Fund are not impaired thereby.

Material Differences Between the Current Advisory Agreement and the Proposed New Advisory Agreement

         The terms and conditions of the proposed New Advisory Agreement differ in certain material respects from those of the Current Advisory Agreement. The more significant substantive differences between the New Advisory Agreement and the Current Advisory Agreement are summarized below.

         The investment advisory fee rate of 1% of the Trust's average daily net assets on an annualized basis provided for in the New Advisory Agreement is higher than the highest rate (.75% of the Fund's average monthly net assets on an annualized basis, without giving effect to expense reimbursements) to which the Fund is currently subject. However, during the first two years of the New Advisory Agreement, the Proposed Adviser will agree in the New Advisory Agreement to waive a portion of its advisory fee such that, on average daily net assets of the Trust up to $100 million, the advisory fee rate will be .75% on an annualized basis. During this two-year period, the effective advisory fee rates provided for in the New Advisory Agreement and the Current Advisory Agreement will be essentially equal on assets up to $100 million without giving effect to expense reimbursements. The Fund's net assets as of June 30, 1999 were approximately $100 million, and to the extent that during all or any portion of this two-year period the Trust's net assets are over $100 million, the advisory fee rate on the excess under the New Advisory Agreement will be essentially .25% per annum higher than the rate the Fund currently pays on these assets without giving effect to expense reimbursements.

The New Advisory Agreement contains no "break-points" providing for a lower advisory fee rate on assets above certain levels as does the Current Advisory Agreement on assets above $200 million and $500 million. See "Description of Current Advisory Agreement."

         Under the New Advisory Agreement, there is no expense reimbursement provision, whereas the Current Advisory Agreement requires the Current Adviser to reimburse the Fund annually if the Fund's expenses exceed certain levels. See "Description of Current Advisory Agreement". Expense reimbursements for the fiscal year 1998 reduced the effective advisory fee rate under the Current Advisory Agreement and thus the Fund's expense ratio by approximately .03% of average net assets.

         The New Advisory Agreement permits the Proposed Adviser to delegate any or all of its responsibilities to one or more sub-advisors or administrators, subject to the approval of the Fund's Board, whereas the Current Advisory Agreement contains no such provision.

         The New Advisory Agreement describes more specifically than the Current Advisory Agreement the scope of the Proposed Adviser's duties and authority, including matters such as the exercise of voting rights and administrative responsibilities.

         The New Advisory Agreement provides that the Trust will pay the Proposed Adviser separately for any distribution- related costs and expenses incurred by the Proposed Adviser in accordance with the Trust's proposed Rule 12b-1 plan of distribution (see Proposal 2, "Approval of Plan of Distribution"), whereas the Current Advisory Agreement provides that the Current Adviser will bear all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities.

         The New Advisory Agreement provides that the Trust will generally exculpate and indemnify the Proposed Adviser and its personnel and controlling persons with respect to liabilities and expenses not resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duties, whereas the Current Advisory Agreement contains no such provision.

         The New Advisory Agreement permits the Proposed Adviser, under such conditions as may be specified by the Trust's Board, to place orders for the purchase or sale of the Trust's portfolio securities with an affiliate of Gabelli and to consider sales by brokers (other than affiliates of Gabelli) of shares of the Trust or any affiliated mutual fund as a factor in selecting brokers or dealers, whereas the Current Advisory Agreement contains no such provisions.

Fees and Expenses

         The following information shows the fees and expenses that a shareholder of the Fund may pay to buy and hold shares of the Fund and the amount of such fees and expenses on a pro forma basis (both for the first two years and for the third year and thereafter) as if the Proposed Adviser had been the investment adviser to the Fund for such year and the other changes contemplated by the Letter had been implemented:

Shareholder Fees (fees paid directly from the shareholder's investment)

                       Pro Forma                    Pro Forma
Actual                 (first two years)            (third year and thereafter)

None                   None                         None

Annual Fund Operating Expenses (expenses that are deductible from Fund assets)

         The costs of operating the Fund are deducted from the Fund's assets, which means Fund shareholders pay them indirectly. The expense information shown below is based on amounts incurred during the Fund's fiscal year ended December 31, 1998 and the amounts on a pro forma basis (both for the first two years and for the third year and thereafter) as if the Proposed Adviser had been the investment adviser to the Fund for such year and the other changes contemplated by the Letter had been implemented.

Annual Fund Operating Expenses (as a percentage of average net assets)

                                                                                                Pro Forma
                                                                           Pro Forma            (third year and thereafter)
                                                            Actual         (first two years)

Management Fees........................................     .74%           .80%                 1.00%
Distribution (12b-1) Fees............................       None           .25                   .25
Other Expenses............................................  .45            .30**                 .30**
                                                            -----          -------              -------
Total Fund Operating Expenses                               1.19%          1.35%                1.55%
(before expense reimbursement)*

Expense Reimbursement*...........................           (.03)           ---                 ---
                                                            -------         ---------           -------
Total Fund Operating Expenses                               1.16%           1.35%               1.55%
(after expense reimbursement)*                              =====           =====               =====

     * Under the Current Advisory Agreement, the Fund is entitled to be reimbursed by the Current Adviser for any expenses in excess of 1 1/2% of the first $30,000,000 of the Fund's average net assets plus 1% of such value in excess of $30,000,000 for each year, in each case as determined by valuations made as of the close of each month of the year. Pursuant to this provision, the Fund received a reimbursement of $41,301 of its expenses for the year ended December 31, 1998.

     **Other Expenses (pro forma) are based on amounts incurred during the Fund's most recent fiscal year end December 31, 1998, restated to reflect estimated reductions in transfer agent, audit, legal and insurance expenses and administrative costs relating to state securities law filings upon the Proposed Adviser becoming the investment adviser to the Fund.

Example:

       This example is intended to assist shareholders in comparing the cost of investing in the Fund, over various time periods, with the cost of investing in other mutual funds on an actual basis and on a pro forma basis (both for the first two years and for the third year and thereafter) as if the Proposed Adviser had been the investment adviser to the Fund for such year and the other changes contemplated by the Letter had been implemented. The example assumes that a shareholder invests an initial $10,000 in the Fund and then redeems all shares at the end of each holding period as indicated below. The example also assumes that the shareholder's investment has a 5% return each year and that the Fund's operating expenses remain constant. Although a shareholder's actual costs may be higher or lower, based on these assumptions, these costs would be:


                                                     1 Year         3 Years        5 Years         10 Years
                                                     ------         -------        -------         --------

Actual                                                 $122          $379           $657           $1,448

Pro Forma (first two years)                            $142          $441           $761           $1,669

Pro Forma (third year and thereafter)                  $163          $505           $871           $1,898

The following table shows, for the fiscal year of the Fund ended December 31, 1998, and based on the average net assets of the Fund for such fiscal year of $122,370,000, (i) the amount of the advisory fee paid to the Current Adviser after giving effect to expense reimbursement, (ii) the amount of such advisory fee before expense reimbursement, (iii) the amount of the advisory fee on a pro forma basis as if the advisory fee contained in the New Advisory Agreement (both for the first two years and the third year and thereafter) had been in effect for such year, and (iv) the percentage increases (both for the first two years and for the third year and thereafter) in the pro forma over the actual advisory fees for such year.

                                                                  Percentage Increases             Percentage Increases
Actual                             Pro Forma                      (first two years)                (third year and thereafter)

Advisory  Fee    Advisory  Fee     Advisory Fee   Advisory Fee    Advisory Fee    Advisory Fee     Advisory  Fee   Advisory  Fee
(after  expense  (before  expense  (first two     (third year     (after expense  (before expense  (after expense  (before expense
reimbursement)   reimbursement)    years)         and thereafter) reimbursement)  reimbursement)   reimbursement)   reimbursement)

$865,916         $907,217          $973,700       $1,223,700       12.4%           7.3%              41.3%          34.9%


        The Proposed Adviser and its affiliates provide investment advice and management to an aggregate of 27 other registered investment companies, 21 of which have investment objectives which are similar to that of the Fund. Under the terms of their investment advisory agreements, such investment companies pay monthly compensation at the following annual rates, based on the average daily net assets of the respective investment companies:

             Funds Managed by Gabelli Funds, LLC and its Affiliates

                                                          Net Assets ($ mils)
           Name of Fund                                   as of June 30, 1999      Advisory Fee Rate
           ------------                                   -------------------      -----------------

Gabelli Asset Fund                                                $1,855                        1.00%
Gabelli Growth Fund                                                2,237                        1.00%
Gabelli Value Fund                                                 1,069                        1.00%
Gabelli Small Cap Growth Fund                                        321                        1.00%
Gabelli Equity Income Fund                                            91                        1.00%
Gabelli ABC Fund                                                      82                        1.00%
Gabelli Global Telecommunications Fund                               271                        1.00%
Gabelli Global Interactive Couch Potato Fund                         165                        1.00%
Gabelli Global Convertible Fund                                        8                        1.00%
Gabelli Global Opportunity Fund                                       11                        1.00%
Gabelli Gold Fund                                                     13                        1.00%
Gabelli International Growth Fund                                     30                        1.00%
Gabelli Capital Asset Fund (a)                                       174                        1.00%
Gabelli Equity Trust  (b)                                          1,390                        1.00%
Gabelli Global Multimedia Trust (b)                                  213                        1.00%
Gabelli Convertible Securities Fund (b)                              126                        1.00%
Gabelli Utility Trust (b)                                             80                        1.00%
Gabelli Westwood Equity Fund (c)                                     199                        1.00%
Gabelli Westwood Mighty Mites Fund (c)                                10                        1.00%
Gabelli Westwood Realty Fund (c)                                       2                        1.00%
Gabelli Westwood SmallCap Equity Fund (c)                             20                        1.00%

(a) Sub-advisory relationship with Guardian Insurance Annuity Company. Gabelli Funds, LLC receives 0.75% as sub- adviser.

(b)     Closed-end fund

(c) Fund is managed by Gabelli Advisers, Inc., an affiliate of Gabelli Funds, LLC. Except with respect to the Gabelli Westwood Mighty Mites Fund, Gabelli Advisers, Inc. pays from its advisory fee to Westwood Management Corp. a sub-advisory fee equal to $150,000 per year on an aggregate basis for these Funds or a fee of 35% of net revenues to Gabelli Advisers, Inc. from these Funds, whichever is greater.

         The Proposed Adviser and its affiliates are permitted to, and on occasion will, waive a portion of the advisory fee under some circumstances.

         Other than the payments received by the Current Adviser pursuant to the Current Advisory Agreement and $2,944 which the Fund paid to the Current Adviser as reimbursement for the cost of maintenance of a toll-free telephone number for use by existing Fund shareholders, the Fund did not make any payments to the Current Adviser, affiliates of the Current Adviser, or affiliates of such affiliates during the fiscal year ended December 31, 1998. Assuming that the Proposed Adviser becomes the investment adviser to the Fund, it is anticipated that the only fees payable by the Fund to Gabelli, affiliates of Gabelli, or affiliates of such affiliates (other than under the New Advisory Agreement or for brokerage commissions) will be to Gabelli and Company, Inc. under the Plan of Distribution. See Proposal 2 - "Approval of Plan of Distribution."

Required Vote

         Approval of proposal 1 requires the affirmative vote of "a majority of the outstanding voting securities" of the Fund as defined in the 1940 Act. Under the 1940 Act, this means the affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the meeting in person or by proxy, if the holders of more than 50% of the outstanding shares of the Fund are present at the meeting or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. If proposal 1 is not approved, the Fund will continue to operate under the Current Advisory Agreement with the Current Adviser and proposals 2 through 6 will not be implemented.

Recommendation

                            THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY
                           RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR"
                                APPROVAL OF THE NEW ADVISORY AGREEMENT

                                                 --------------------


                 PROPOSAL 2. APPROVAL OF PLAN OF DISTRIBUTION

Introduction

         The Board of Directors of the Fund has unanimously approved, and recommends that the Fund's shareholders approve, a Plan of Distribution (the "Plan of Distribution") pursuant to Rule 12b-1 under the 1940 Act. A copy of the proposed Plan of Distribution is attached hereto as Exhibit B. Certain provisions set forth in Exhibit B reflect the assumption that shareholders of the Fund will approve proposal 4 and the Fund will be converted into a Delaware business trust. However, since approval of this proposal 2 is not necessarily dependent upon the approval of proposal 4 or the Reorganization of the Fund to a Delaware business trust, the Fund may adopt the Plan of Distribution if proposal 4 is not approved (in which case the Plan of Distribution will be that of the Fund and its provisions will reflect certain information about the Fund rather than the Trust and its initial series).

         Rule 12b-1 under the 1940 Act provides that any payments made by a mutual fund such as the Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of distribution. The Rule further requires that all agreements with any person relating to the implementation of the plan be in writing. Under the Rule, a fund is deemed to be acting as a distributor of its shares if it engages directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.

         In the past, the Fund has not utilized Rule 12b-1 to finance the distribution of its shares. All activities which were primarily intended to result in the sale of the Fund's shares were paid for by the Current Adviser. The scope of these activities has been generally limited to direct mail response to inquiries from potential shareholders and toll-free telephone service for potential shareholders.

         Gabelli & Company, Inc., an affiliate of Gabelli, currently serves as the principal distributor for the shares of 20 mutual funds in the Gabelli mutual fund family. In connection with the proposed engagement of the Proposed Adviser as the Fund's investment adviser, it was proposed to the Board of Directors that, in order to gain broader distribution of the Fund's shares, the Fund engage the Distributor as the exclusive sales agent and distributor for the Fund's shares pursuant to the Plan of Distribution and a related Distribution Agreement (the "Distribution Agreement") between the Fund and the Distributor.

Plan of Distribution

         The Plan of Distribution provides that the Fund would pay the Distributor, in consideration of the services to be provided and the expenses to be incurred by the Distributor, distribution payments of .25% per year of the average daily net assets of the Fund. The payments made by the Fund under the Plan of Distribution would be used by the Distributor for the purpose of financing of activities which are primarily intended to result in the sale of shares of the Fund, including, but not limited to, advertising the shares or Gabelli's mutual fund activities; compensating underwriters, dealers, brokers, banks and other selling entities (including the Distributor and its affiliates) and sales and marketing personnel of any of them for sales of shares of the Fund, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including Gabelli and its personnel) for providing services to shareholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses (including statements of additional information) of the Fund and the preparation, production and dissemination of sales, marketing and shareholder servicing materials; the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and record keeping and third party consultancy or similar expenses relating to any activity for which payment is authorized by the Board; and the financing of any activity for which payment is authorized by the Board.

         The Plan of Distribution does not require the Distributor to perform any specific type or level of distribution activities or shareholder services or to incur any specific level of expenses. Accordingly, it is possible that the Distributor could receive compensation under the Plan of Distribution that exceeds the Distributor's costs and related distribution expenses, thus resulting in a profit to the Distributor. On the other hand, during periods when it believes the Fund's shares will be attractive to investors, the Distributor may, but is not required to, spend more on distribution activities than it receives under the Plan of Distribution.

Board Consideration

         In determining to recommend approval of the Plan of Distribution, the Board of Directors of the Fund met twice -- on June 11, 1999 and again on June 21, 1999 -- and considered such factors and reviewed such detailed information as it deemed reasonably necessary to make an informed decision as to whether the Plan of Distribution should be implemented. Prior to approving the Plan of Distribution, the Board of Directors considered the capabilities of the Distributor to act in such capacity for the Fund and discussed the likelihood of growth of the Fund's assets without the Plan of Distribution. The Board of Directors considered, among other things, (i) the features of the current arrangement for the distribution of shares of the Fund, including the distribution expenses paid by the Current Adviser, (ii) management's belief that under the Plan of Distribution, expenditures would be attractive to broker/dealers and other third-party distribution channels, resulting in greater possibility of growth of the Fund's assets, (iii) the benefits to the Fund's shareholders of economies of scale resulting from potential growth in the Fund's assets, and (iv) the Distributor's proposed activities and estimated expenses and costs under the Plan of Distribution.

         The Board of Directors concluded that expenditure of the Fund's assets for distribution expenses under the Plan of Distribution is reasonably likely to assist in stemming a decline in the Fund's assets that has occurred in recent years and in increasing the potential for future growth of the Fund's assets;
and that this in turn will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility and less chance of disruption of planned investment strategies. Of course, there can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized.

         On June 21, 1999, following their consideration, the Board of Directors, including the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan of Distribution or the Distribution Agreement or other agreement related to the Plan of Distribution (the "Rule 12b-1 Directors"), unanimously approved the Plan of Distribution. In so doing, the Board of Directors, including the Rule 12b-1 Directors, determined that the fees payable by the Fund under the Plan of Distribution were reasonable in view of the anticipated benefits of the Plan of Distribution; and that approval of the Plan of Distribution is in the best interests of the Fund and will have a reasonable likelihood of benefiting the Fund and its shareholders.

         Among the specific factors which the Board of Directors considered in recommending approval of the Plan of Distribution are those referred to in Proposal 1. --"Approval of a New Investment Adviser and Investment Advisory Agreement--Board Consideration," and the following:

         (i) The expectation that the Distributor will develop and implement a distribution and marketing strategy to increase the assets of the Fund and will provide additional and enhance existing services to shareholders, such as 24-hour-a-day access to accounts and transaction information, greater access to shareholder servicing representatives, access to information and services via Gabelli's website, exchange privileges with other Gabelli mutual funds, and the ability of shareholders and prospective investors to utilize so-called "no transaction fee" fund supermarkets to consolidate their various mutual fund accounts;

         (ii) The fact that the rate which will be payable under the Plan of Distribution is the same as that payable by comparable share classes of many other Gabelli Funds; the Gabelli organization currently manages 20 funds with a class of shares which pays distribution fees of .25% per year of net assets;

         (iii) At year-end 1998, there were a total of 7,119 funds in the Lipper "All Retail Equity" universe, of which 4,370 (61.4%) had Rule 12b-1 plans of distribution, and 3,041 (42.7%) had Rule 12b-1 plans of distribution with a fee greater than .25%; and

         (iv) The Board's belief that the Fund's proposed Rule 12b-1 plan fee of .25% annually of net assets compares favorably to the .64% and .50% medians of Rule 12b-1 plan fees of funds with assets of $50-100 million and $100-250 million, respectively, in the Lipper "All Retail Equity" universe of funds that have Rule 12b- 1 plans.

Additional Information Regarding the Plan of Distribution

         The Plan of Distribution contains a number of provisions relating to reporting obligations and to its continuation, amendment and termination as required by Rule 12b-1. If approved by shareholders, the Plan of Distribution will continue in effect for longer than one year only as long as its continuation is specifically approved at least annually by a majority of the Board of Directors, including a majority of the Rule 12b-1 Directors, by a vote cast in person at a meeting called for the purpose of voting on the Plan of Distribution. All material amendments to the Plan must be approved by a majority of the Board of Directors and the Rule 12b-1 Directors, and the Plan may not be amended to increase the maximum level of payments by the Fund without such approvals and, further, the approval of a majority of the outstanding shares of the Fund. The Plan of Distribution may be terminated at any time by a vote of a majority of the Rule 12b-1 Directors or by a vote of a majority of the outstanding shares of the Fund. The Plan requires that the Board of Directors receive, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. As required by the Rule, while the Plan is in effect, the selection and nomination of those directors who are not "interested persons" shall be committed to the discretion of the Rule 12b-1 Directors then in office.

Required Vote

         Approval of proposal 2 requires the affirmative vote of "a majority of the outstanding voting securities" of the Fund as defined in proposal 1. "Approval of New Investment Adviser and Investment Advisory Agreement--Required Vote." above. If proposal 2 is not approved, the Fund will continue to operate without a Rule 12b-1 plan of distribution and there will not necessarily be any effect on the implementation of any other proposal (subject to the right of Gabelli not to proceed with the implementation of any proposal unless proposals 1, 2, 4, 5 and 6 are approved).

Recommendation

                        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                 SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN OF DISTRIBUTION

                                                 --------------------


                            PROPOSAL 3. APPROVAL OF CHARTER AMENDMENT

         The Board of Directors has unanimously approved an amendment to the Fund's charter to lower the necessary shareholder vote to approve the Reorganization to the affirmative vote of a majority of the shares of the Fund outstanding and entitled to be cast on the matter. Under Section 3-105(d) of the Maryland General Corporation Law, a consolidation, merger, share exchange or transfer of assets of a Maryland corporation such as the Fund must be approved by shareholders by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter. However, Section 2-104 of the Maryland General Corporation Law provides that a Maryland corporation's charter may contain a provision which requires for any purpose a lesser proportion of the votes of the corporation's stock than the proportion otherwise required by the Maryland General Corporation Law for that purpose. The Fund's charter currently does not contain any provision which requires less than two-thirds of all of the votes entitled to be cast for shareholder approval of a consolidation, merger, share exchange or transfer of assets, but Article Tenth of the Fund's charter provides that any amendment to the charter may be authorized upon the concurrence of a majority of the aggregate number of votes entitled to be cast thereon.

         The proposed amendment to the charter of the Fund will reduce from two-thirds to a majority of outstanding shares necessary to approve a consolidation, merger, share exchange or sale of assets such as the Reorganization, and thus the Fund will no longer be governed by the two-thirds vote requirement of Section 3-105(d) of the Maryland General Corporation Law. Approval of this amendment to the Fund's charter requires the affirmative vote of a majority of all of the votes entitled to be cast by holders of the Fund's outstanding shares of common stock. If a majority of all of the outstanding shares of common stock of the Fund are voted in favor of this proposal 3, Articles of Amendment will immediately be filed with the Maryland Department of Assessments and Taxation while the meeting is in progress so that the amendment will be effective with respect to the Fund before the Reorganization is considered and voted upon. Thus, approval of this proposal 3 will allow the approval of the Reorganization by the affirmative vote of a majority, rather than two-thirds, of outstanding shares of the Fund. The proposed amendment to the Fund's charter in order to permit the approval of the Reorganization by the affirmative vote of a majority of the outstanding shares of common stock of the Fund is as follows:

         That the charter of the Fund should be amended to insert the following new Article Eleventh immediately following Article Tenth:

                  ELEVENTH: Notwithstanding any other provision of this charter, approval of the types of transactions described in Section 3-105(d) of the Maryland General Corporation Law (the "MGCL") or any successor or replacement provision shall require the affirmative vote or consent of the holders of a majority of all the votes entitled to be cast thereon. Such affirmative vote or consent shall be in lieu of the vote or consent of the stockholders of the Corporation otherwise required by the MGCL.

Required Vote

         Approval of proposal 3 requires the affirmative vote of not less than a majority of the shares of the Fund outstanding and entitled to vote at the meeting. If proposal 3 is not approved, the Fund will continue to operate under its current charter, and there will be no effect on implementation of any other proposal (except that approval of proposal 4 will require the affirmative vote of not less than two-thirds of the shares of the Fund outstanding and entitled to vote at the meeting).

Recommendation

                             THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY
                         RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO THE FUND'S CHARTER

                                                 --------------------


                                        PROPOSAL 4. APPROVAL OF REORGANIZATION

Introduction

         The Board of Directors of the Fund has unanimously approved, and recommends that shareholders of the Fund approve, an Agreement and Plan of Reorganization (the "Plan of Reorganization"). A copy of the Plan of Reorganization is attached hereto as Exhibit C. The Plan of Reorganization provides that the Fund will transfer all of its assets and liabilities to an initial, successor series of The Gabelli Mathers Fund, a Delaware business trust (the "Trust"), in exchange for beneficial interests in that series of the Trust. The beneficial interests in that series of the Trust will then be distributed pro rata to the shareholders of the Fund at that time, and thereafter the Fund will take all actions necessary to effect its dissolution and to have its corporate existence terminated. The business of the Fund -- being an open-end management investment company -- will thereafter be carried on by the Trust (the entire transaction shall hereinafter be referred to as the "Reorganization").

         Each shareholder of the Fund will have the same investment in the successor series of the Trust as such shareholder had in the Fund prior to the Reorganization. For a further discussion of the steps to be taken to consummate the Reorganization, see "Summary of the Plan of Reorganization" in this proposal 4.

         The initial series of the Trust will have investment objectives, policies and restrictions identical to those of the Fund.

         Immediately upon completion of the Reorganization, if proposal 1 is approved by the Fund's shareholders, Gabelli Funds, LLC will assume responsibility for the investment management of the initial series of the Trust, subject to the general oversight of the Trustees of the Trust, under the New Advisory Agreement with the Trust. For a description of the New Advisory Agreement and certain differences between the New Advisory Agreement and the Current Advisory Agreement, see Proposal 1. - "Approval of New Investment
Adviser and Investment Advisory Agreement -- Material Differences Between Current Advisory Agreement and the Proposed New Advisory Agreement."

         Immediately upon completion of the Reorganization, if proposal 2 is approved by the Fund's shareholders, the Fund will implement the Plan of Distribution as described under Proposal 2. - "Approval of Plan of Distribution", and Gabelli & Company, Inc. will act as distributor for the initial series of the Trust pursuant to the Distribution Agreement with the Trust. If this proposal 4 is approved and the Fund implements a multiple class distribution system, the Distributor may receive distribution fees not only relating to shares of the initial, successor series and class of the Trust but also relating to Class A, B and C shares of such series as described below.

         DST Systems, Inc. ("DST") currently acts as transfer agent (the "Current Transfer Agent") and State Street Bank and Trust Company ("State Street") acts as custodian (the "Custodian") for the Fund. Upon completion of the Reorganization, State Street is expected to become the transfer agent (the "New Transfer Agent") for the Trust pursuant to a transfer agency agreement with the Trust that will be substantially similar to the transfer agency agreement currently in effect between DST and the Fund except that transfer agency fees are expected to decline approximately 23%. State Street is expected to continue to act as Custodian for the Trust pursuant to a custodian agreement with the Trust that will be the same in every material respect as the custodian agreement currently in effect between State Street and the Fund.

Reasons for Proposed Reorganization

         As described above under Proposal 1. -- "Approval of New Investment Adviser and Investment Advisory Agreement -- Description of Proposed Transaction," the Current Adviser, Mr. Van der Eb and Gabelli entered into the Letter, which provides that, subject to certain conditions, Gabelli will acquire certain tangible assets of the Current Adviser. Accordingly, the Current Adviser and Gabelli requested the Board of Directors of the Fund to consider approval of the New Advisory Agreement and the Plan of Distribution. In addition, the Current Adviser and Gabelli asked the Board to consider approving, subject to approval of the Fund's shareholders, the Reorganization. The Reorganization is proposed to permit the assimilation of the Fund into the Gabelli Funds in a structure that will allow for a more uniform set of organizational documents, shareholder purchase options and shareholder account privileges. The Board believes that standardization of organizational documents and operational policies with the Gabelli Funds will help to promote operational efficiencies and to allow for future changes, which should benefit the Fund. The Reorganization will also facilitate implementing a multiple class distribution system, which would enable the Fund's shares to be distributed through channels in addition to the current no-load channel. Other mutual funds for which Gabelli's affiliates serve as investment adviser either have, or are considering changes to permit, the capability for implementing such a multiple class distribution system (although none of such mutual funds has yet actually implemented such a system).

         The Board of Directors of the Fund thus considered whether to continue operating the Fund as a Maryland corporation or whether another form of organization would be preferable, and the Board concluded that operating the Fund as a Delaware business trust is preferable. In addition to the reasons for the Reorganization set forth in the previous paragraph, the Reorganization will
(i) permit the Fund to offer unlimited series and classes of shares within series and an unlimited number of shares of beneficial interest in series and classes, (ii) make it easier for the Fund or its shareholders to approve certain corporate transactions and matters requiring approval under the 1940 Act, and
(iii) effect a change in the Fund's name to The Gabelli Mathers Fund.

         Delaware business trust law may provide greater flexibility to the Fund than Maryland corporation law in structuring the Fund's operations and will eliminate both the need to obtain shareholder approval for certain routine and non-material actions and the expense and delays involved in doing so. For example, under Maryland corporation law, routine or non-material changes to the charter of the Fund, such as those in response to regulatory developments, generally require shareholder approval; Delaware law permits such changes to the declaration of trust of a Delaware business trust to be made without first obtaining shareholder approval. Delaware law also permits the trustees of a Delaware business trust to adapt the trust to future contingencies. For example, without a shareholder vote the trustees may merge or consolidate the trust with another entity or liquidate the Trust or any series thereof. Any exercise of this authority by the Trustees of the Trust would, however, be subject to applicable provisions of the 1940 Act.

         The Board also believes that the ability to offer classes of shares within series will facilitate the Fund taking advantage of alternative methods of selling shares through a multiple class distribution program. At present, the Fund is a "no-load" fund and its shares are sold to investors at a public offering price equal to its net asset value per share without the imposition of any sales charges, whether front-end sales charges, deferred ("back-end") sales charges or contingent deferred sales charges (or "CDSCs"). In addition, the Fund does not currently use its assets to pay for expenses and costs related to distribution of its shares (i.e., "Rule 12b-1 fees"). All costs of distribution are currently paid by the Current Adviser.

         Approval of proposal 4 will permit the Fund to offer additional classes of shares to new investors through additional distribution channels. Mutual fund distributors are increasingly employing a variety of different types and combinations of sales charge arrangements targeted to the needs of particular types of investors. Gabelli has recommended that the Fund be structured to be in a position to provide the distribution alternatives and investment flexibility provided by other similarly situated funds that offer multiple classes of shares. The Board of Directors of the Fund has concluded that approval of proposal 4 may enhance the potential for the Fund to attract additional investors in a manner that could provide additional benefits for all investors in the Fund.

         The Board believes that the Fund may benefit by having the flexibility to offer multiple classes of shares within the load and no-load product markets. In particular, growth in assets may reduce the expense ratios of the Fund, which would improve the returns of the Fund for its shareholders. Moreover, management has been advised by Gabelli that by having the flexibility to offer multiple classes of shares, the Fund will be able to offer a wider variety of exchange options between the Fund and other funds managed by Gabelli at net asset value, thereby increasing shareholders' investment flexibility and the attractiveness of the Fund.

         If proposal 4 is approved, the Fund understands that, subject to approval of proposals 1 and 2, it is the current intention of Gabelli and the Distributor to have the existing shares of the Fund designated as Class AAA shares of the Trust and to begin paying for certain expenses and costs relating to the distribution of such shares pursuant to the Plan of Distribution. See Proposal 2. -- "Approval of Plan of Distribution." In addition, the Trust will be in a position to begin offering (although it may decide not to do so) one or more of the following new classes of shares: Class A Shares subject to a front-end sales charge and a continuing Rule 12b-1 distribution fee; Class B Shares subject to a declining CDSC until held for 96 months, a continuing Rule 12b-1 distribution fee and a continuing service fee; and Class C Shares subject to a CDSC until held for 24 months, a continuing Rule 12b-1 distribution fee and a service fee. Class B Shares will convert to Class A Shares on the first business day of the 97th calendar month following the calendar month in which such shares were issued.

         While the final characteristics of the classes, including the sales charges and distribution-related and shareholder servicing-related charges, may change prior to implementation, regardless of the final characteristics of each class, no class will bear the sales charges or distribution-related or shareholder servicing-related costs and expenses of any other class, and no series will bear the sales charges or distribution-related or shareholder servicing-related costs and expenses of any other series.

         Other than with respect to sales charges and distribution-related and shareholder servicing-related matters, all classes of shares of a series are expected generally to participate in all respects on a proportionate basis with all other classes of shares of that series, including with respect to investment income, realized and unrealized gains and losses on series investments and all other operating expenses of the series (except for certain expenses relating specifically to a particular class, including but not limited to the printing of proxy statements for meetings of shareholders of a particular class).

         In conclusion, the Board believes that reorganizing the Fund into the Trust will better serve and protect the investment needs and goals of the shareholders. The Reorganization by itself will have no material impact on the economic interests of the shareholders of the Fund: the economic interest of a shareholder in the initial series of the Trust will be virtually identical to that shareholder's interest in the Fund (subject to proposals 1 and 2 set forth in this proxy statement which are not directly related to the Reorganization). The investment objectives and policies of the Fund that are fundamental will remain fundamental upon the reorganization of the Fund into the corresponding initial series of the Trust and will not be subject to change except by shareholder vote. In the event the Reorganization is approved by shareholders, the approval of the New Advisory Agreement and the Plan of Distribution under proposals 1 and 2 and the approval of Ernst & Young LLP as auditors for the Fund under proposal 6 (assuming such approvals are obtained) will apply to the initial, successor series of the Trust. See proposals 1, 2 and 6.

Summary of the Plan of Reorganization

         The following discussion summarizes the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, which is attached as Exhibit C to this Proxy Statement.

         In order to accomplish the Reorganization, the Trust has been formed as a Delaware business trust under the name The Gabelli Mathers Fund pursuant to an Agreement and Declaration of Trust dated June 17, 1999 (the "Declaration of Trust"). Shares of the Trust will be divided into separate series, one of which will correspond to the Fund. On the closing date of the Reorganization (the "Closing Date"), the Fund will transfer all of its assets and liabilities to the corresponding initial series of the Trust in exchange for the assumption by such series of the Trust of all the liabilities of the Fund and the issuance of full and fractional shares of beneficial interest of that initial corresponding series of the Trust ("Trust Shares") to the Fund. The Trust Shares issued to the Fund will have an aggregate net asset value (as determined by using the procedures set forth in the Fund's Prospectus) equal to the aggregate net asset value of the Fund's capital stock as of the time as of which such Trust Shares are issued.

         Immediately thereafter, the Fund will distribute the Trust Shares received by it to its shareholders pro rata, in proportion to each shareholder's respective interest in the Fund (as represented by shares of capital stock of the Fund) in liquidation of that interest. Following distribution of Trust Shares to the shareholders of the Fund, and as soon as practicable thereafter, the Fund will take all actions necessary to effect its dissolution and to have its corporate existence terminated. Upon completion of the Reorganization, and as a result thereof, each shareholder of the Fund will become the owner of full and fractional Trust Shares equal in number, denomination and aggregate net asset value to the shareholder's Fund shares immediately prior to the Reorganization. Certificates representing shares of capital stock of the Fund outstanding at the Closing Date will not represent Trust Shares distributed to the record holder thereof as a result of the liquidation of the Fund. All certificates representing shares of capital stock shall automatically be canceled upon the Reorganization. Trust Shares shall be issued in uncertificated form except as the Trustees may otherwise determine from time to time. Any certificate representing Trust Shares to be issued in replacement of a certificate representing shares of the Fund will be issued only upon the surrender of the latter certificate.

         The Plan of Reorganization authorizes the Fund, as the then initial shareholder of the Trust: (i) to elect as Trustees of the Trust the persons who serve as directors of the Fund, (ii) to approve the New Advisory Agreement between the Trust and the Proposed Adviser with respect to the initial series of the Trust, subject to shareholder approval of proposal 1, (iii) to approve the Plan of Distribution for the Trust, subject to shareholder approval of proposal 2, (iv) to approve the Reorganization; and (v) to ratify the appointment of Ernst & Young LLP as the independent accountants of the Fund for the fiscal year ending December 31, 1999, subject to shareholder approval of proposal 6. The Plan of Reorganization also authorizes the transfer of substantially all of the assets of the Fund to the corresponding initial series of the Trust and the subsequent dissolution and termination of the corporate existence of the Fund after the Reorganization has been completed.

         The obligations of the Fund and the Trust under the Plan of Reorganization are subject to various conditions as stated therein. In order to protect against unforeseen events, the Plan of Reorganization may be terminated or amended at any time prior to the Reorganization by action of the Board of Directors of the Fund notwithstanding the approval of the Plan of Reorganization by the shareholders of the Fund. The Fund and the Trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Reorganization, provided that such waiver or amendment does not materially adversely affect the interests of Fund shareholders.

         Assuming the Plan of Reorganization is approved, it is currently contemplated that the Reorganization will become effective in late September 1999, or later if circumstances warrant.

Shareholder Accounts and Plans

         In connection with the Reorganization, the New Transfer Agent will establish an account for each shareholder reflecting the appropriate number and denominations of Trust Shares to be received by that shareholder under the Plan of Reorganization. These accounts will be the same in all material respects as the accounts currently maintained by the Current Transfer Agent with respect to the Fund.

Temporary Waiver of Investment Restrictions

         Certain  fundamental  investment  restrictions  of the  Fund  might  be
construed   as   restricting   the   ability  of  the  Fund  to  carry  out  the
Reorganization. By approving proposal 4, shareholders will be deemed to waive, for the limited purpose of the Reorganization, any fundamental investment restriction that might be construed to prohibit the Fund from completing the Reorganization, including but not limited to restrictions prohibiting the Fund from (i) acquiring more than a stated percentage of ownership of another company, (ii) investing for the purpose of exercising control or management of any company, (iii) investing in illiquid securities, (iv) investing in other investment companies, or (v) investing in issuers, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment adviser.

Tax Consequences of the Reorganization; Expenses

        The Fund and the Trust will receive an opinion from counsel, Sidley & Austin, based on certain facts, assumptions and representations made by the Trust, the Fund, Fund shareholders, the Current Adviser and Gabelli, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes:

        (i)       the  transfer  by  the  Fund  of  all  of  its  assets  to the corresponding initial series of the Trust solely in exchange for the assumption by such series of the Trust of all of the liabilities of the Fund and the issuance to the Fund of Trust Shares of such series of the Trust, followed by the distribution on the Closing Date of such Trust Shares to the shareholders of the Fund in liquidation and redemption of such shareholders' Fund shares, and the dissolution of the Fund, will constitute a "reorganization" within the meaning of
                  Section 368(a) of the Code;

        (ii) no gain or loss will be recognized by the Fund or the Trust (or the corresponding initial series of the Trust) as a result thereof;

        (iii) no gain or loss will be recognized by shareholders of the Fund upon the exchange of their shares of the Fund for Trust Shares in connection therewith;

        (iv) the aggregate tax basis of the Trust Shares received by a current shareholder of the Fund in such exchange will be the same as the aggregate tax basis of the current shares of the Fund given up in such exchange; and

        (v) the holding period for Trust Shares received by a current shareholder of the Fund in such exchange will include the shareholder's holding period for current Fund shares given up in such exchange, provided such current Fund shares were held as capital assets by such shareholder at the time of the exchange.

        This summary of the tax consequences of the reorganization is based upon federal income tax laws, regulations, rulings and decisions in effect as of the date of this proxy statement, all of which are subject to change (retroactively or prospectively) and to differing interpretations. Fund shareholders are urged to consult their own tax advisors as to the specific tax consequences to them of the reorganization and the other transactions contemplated herein.

        The Plan of Reorganization provides that the Fund and the Trust shall be responsible for their respective expenses in connection with the Reorganization. However, as set forth under "General -- Solicitation of Proxies" below, the cost of solicitation of proxies will not be paid by the Fund or by shareholders.

Certain Comparative Information about the Fund and the Trust

        Governing Law. As a Delaware business trust, the Trust's operations will be governed by its Agreement and Declaration of Trust, its Certificate of Trust, its By-laws and applicable Delaware law. The Fund's operations are governed by its charter, as amended, its Amended and Restated By-Laws and the Maryland General Corporation Law (the "MGCL"). The operations of the Trust, like those of the Fund, will be subject to the provisions of the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder.

        The Trust, like the Fund, will operate as an open-end management investment company registered with the SEC under the 1940 Act. Shareholders of the Trust will therefore have the power to vote at special meetings with respect to, among other things, changes in fundamental investment policies and restrictions of each series, approval of changes to investment advisory agreements and such additional matters relating to the Trust or any series as may be required by the 1940 Act. Upon approval of this Proposal 4, the Fund will notify the SEC that the Trust will adopt the Fund's existing registration statement under the Securities Act of 1933 with respect to the Fund (the "Registration Statement"). Pursuant to the Registration Statement, it is expected that the Trust will initially offer shares of one class, designated as Class AAA. It is anticipated that this Registration Statement will become effective in late September 1999.

        Legal Duties. The Trustees will owe to the Trust and its shareholders fiduciary duties similar to the statutory duties owed by directors of Maryland corporations under the MGCL. The Trustees will have exclusive and absolute control over the property and business of the Trust to the same extent as if the Trustees were the sole owners of the property and business of the Trust. The Trustees will have power of delegation as permitted by the Declaration of Trust. The powers, authority and functions of the Trustees of the Trust are substantially similar to those of the directors of the Fund.

        Election of Board Members. Subject to approval of proposal 5, the Trustees immediately after the Reorganization will be the same individuals who serve as directors of the Fund elected at the special meeting. For further information about these individuals, including biographical and compensation information, see Proposal 5. -- "Election of Directors and Approval of Election of Trustees." Except for Trustees appointed to fill vacancies, each Trustee will be elected to serve until death, resignation, removal or reelection by written ballot at the annual meeting, if one is held, or at any special meeting. Each Trustee, whether elected or appointed, will hold office until such Trustee's successor has been elected and qualified. Election of Trustees at a meeting will be by the affirmative vote of a plurality of the shares present. Each individual elected or appointed as a Trustee, unless otherwise provided for, will also thereby be elected or appointed Trustee of each series of the Trust then in existence. The election or appointment of a Trustee will not be effective until such person shall have in writing accepted his or her election or appointment and agreed to be bound by the Declaration of Trust (except for Trustees reelected to their office). It is not expected that there will be regular or periodic meetings of shareholders for the purpose of electing Trustees.

        Under the By-laws of the Fund, directors are elected to hold office until the next shareholders' meeting called for the purpose of electing directors. Such directors serve until their successors are elected and qualify. Each director but one may be an affiliated person of the investment adviser of the Fund.

        Vacancies. The Declaration of Trust provides that the term of a Trustee will terminate in the event of death, resignation, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office or removal. Vacancies may be filled by (i) the remaining Trustees appointing an individual by a written instrument signed or adopted by a majority of the Trustees then in office or (ii) by election by the shareholders. In the alternative, the vacancy may be left unfilled or the number of Trustees may be reduced, provided that such reduction does not result in fewer than three Trustees.

        Under the By-laws of the Fund, vacancies occurring between shareholders' meetings called for the purpose of electing directors, may be filled by the Board of Directors, if immediately after filling any such vacancy, at least two-thirds of the directors then holding office shall have been elected to such office at a meeting of shareholders. For a vacancy occurring other than by reason of an increase in directors, the vote of a majority of the remaining members of the Board of Directors may fill the vacancy, even if such majority is less than a quorum. For a vacancy occurring by reason of an increase in the number of directors, the vote of a majority of the entire Board of Directors may fill the vacancy. If by reason of the death, disqualification or bona fide resignation of any director or directors, there is no member of the Board of Directors who is not an affiliated person of the Fund's investment adviser, the By-laws of the Fund provide that, if the Board of Directors may fill the vacancy, such vacancy shall be filled within 30 days or, if a vote of the shareholders is required, within 60 days. Further, in the event that less than a majority of the directors were elected by the shareholders, a meeting of shareholders shall be held within 60 days for the purpose of electing directors to fill any existing vacancies unless the SEC extends such period.

        Removal of Board Members. The Declaration of Trust provides that any Trustee may be removed (provided that the aggregate number of Trustees after such removal shall not be less than three) (i) for cause at any time by written instrument, signed by two-thirds of the remaining Trustees, or (ii) without cause by written instrument, signed or adopted by (A) two-thirds of the remaining Trustees or (B) by vote of two-thirds of the aggregate number of shares entitled to vote in the election of such Trustee. Upon ceasing to be a Trustee for any reason, such person (or such person's legal representative as the case may be) shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any property of the Trust held in the name of such former Trustee.

        Under the By-laws of the Fund, at any meeting of shareholders of the Fund, the shareholders may, by vote of a majority of votes cast (provided a quorum is present) remove any director or directors from office and elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors.

        Capital Shares. The Declaration of Trust provides that the interest of the beneficiaries of the Trust shall be divided into an unlimited number of shares of beneficial interest, par value $.001 per share. The Trustees may authorize the division of shares into two or more series and to divide the Trust or any series into two or more classes of shares. The number of shares of each series or class may be unlimited. Additional series may be established and designated by the Trustees at any time. The Trust initially will have one series which has not yet commenced operations and does not have any shareholders.

        Under Maryland law, the charter of the Fund must specify the number of shares authorized to be issued. The Fund is currently authorized to issue 100,000,000 shares of common stock of one class, par value $1.00. The board of directors of the Fund may authorize the issuance and reissuance of shares of any class.

        Inspection of Records. The Declaration of Trust provides that the records of the Trust shall be open to inspection by shareholders of record of at least $25,000 in net asset value or liquidation preference of shares for a continuous period of not less than six months to the same extent and for the same purposes as is permitted under the Delaware General Business Corporation Law to shareholders of a Delaware business corporation.

        The By-laws of the Fund state that the Board of Directors shall determine whether, and, if allowed, when and under what conditions and regulations the accounts and/or books of the Fund (except such as may by statute be specifically open to inspection) shall be open to the inspection of the shareholders of the Fund. The shareholders' rights in this respect are and shall be limited accordingly.

        Shareholder Liability. Under Delaware law, the Trust's shareholders will not be personally liable for the obligations of the Trust. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust is entitled to the same limitation of personal liability as is extended to shareholders of private, for-profit Delaware corporations. Shareholders of a for-profit Delaware corporation -- like those of a Maryland corporation, such as the Fund, under Maryland law -- may not be held personally liable under Delaware law for the obligations of the corporation. In light of Delaware law and the nature of the Trust's business and assets, it is believed that the risk of personal liability to a Trust shareholder is remote.

        Although neither the Fund's charter nor By-laws explicitly provide that a shareholder of the Fund shall not be personally liable, the risk of personal liability to a Fund shareholder under Maryland law is generally considered to be remote.

        Meetings of the Shareholders. The Fund does not and the Trust will not hold annual meetings on a regular basis. The Declaration of Trust provides that, if May 31st of any year shall have passed without an annual meeting being called, the Trustees shall call and give notice of a meeting of the shareholders of the Trust for the purpose of voting on the removal of one or more Trustees or the termination of any investment advisory agreement upon written request of holders of shares of the Trust holding of record at least 25% of the shares outstanding entitled to vote on the matter or matters in question.

        Under the By-laws of the Fund, special meetings of the Fund may be called by the Board of Directors, the President, a Vice President or the Secretary, and shall be called by the Secretary upon the written request of the holders of shares entitled to not less than 25% of all the votes entitled to be cast at such a meeting; provided, however, that the Board of Directors shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director upon the written request of holders of shares entitled to not less than 10% of all the votes entitled to be cast at such meeting. The Secretary shall prepare and mail the proper notice provided that an estimate of such costs, as prepared by the Secretary, is paid in advance. No special meeting need be called upon the request of the holders of shares entitled to cast less than a majority of all votes to consider any matter which is substantially the same as a matter voted upon at any special meeting of the shareholders held during the preceding twelve months. Both the Trust and the Fund allow shareholders to act through a written consent instead of a meeting if such consent is signed by all the shareholders entitled to vote on such a matter.

Shareholder Voting Rights under Organizational Documents. The Declaration of Trust provides that shareholders of the Trust shall have no power to vote on any matter except matters on which a shareholder vote is required by applicable law (such as investment advisory agreements under the 1940 Act), the Declaration of Trust (such as the election or removal of Trustees as described therein) or resolution of the Trustees (those matters which the Trustees may deem appropriate for shareholder voting). There shall be no cumulative voting in the election or removal of Trustees. The Declaration of Trust will also permit the Trustees to amend the Declaration of Trust upon the affirmative vote of two-thirds of the Trustees and without any vote of the shareholders of the Trust except as may be required by the 1940 Act.

        Any matter required to be submitted for approval of shareholders of the Trust and affecting one or more series or classes shall require approval by the required vote of shares of the affected series or class voting together as a single series or class and, if such matter affects one or more series or classes differently from one or more other series or classes, approval by the required vote of shares of such other series or classes voting as separate series or class shall be required in order to be approved with respect to such other series or classes; provided, however, that except to the extent required by the 1940 Act, there shall be no separate class votes on the election or removal of Trustees or the selection of auditors for the Trust.

        The By-laws of the Fund prohibit the directors from amending, without shareholder approval, several sections of the By-laws dealing with the bonding of officers and employees, affiliated person transactions, certain business and investment activities, certain procedures with respect to service providers, dividends and indemnification. The shareholders of the Fund also must approve most amendments to the Fund's charter.

        Meetings of the Board. The Declaration of Trust provides that meetings of the Trustees may be called by the Chairman, if any, the President, the Secretary or any two Trustees. A quorum for all meetings of the Trustees is one-third of the Trustees. Regular meetings of the Trustees may be held as fixed by the By-laws or determined by the Trustees. Unless provided otherwise in the Declaration of Trust, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present). Subject to the applicable provisions of the 1940 Act, the Trustees may act with or without a meeting by the written consent of a majority of the Trustees or such other proportion as is specified in the Declaration of Trust for action at a meeting at which all Trustees then in office are present.

        The By-laws of the Fund provide that special meetings of the Board of Directors may be called by the Board of Directors, the President, or a Vice President. A quorum for all meetings of the Board of Directors is a majority of the directors. Regular meetings of the Board of Directors may be held as shall be determined by the Board of Directors. Unless otherwise required by statute, the charter or the By-laws of the Fund, the action of a majority of the directors present at any meeting at which a quorum is present is deemed to be the action of the Board of Directors. Any action required by the Board of Directors may be taken without a meeting if a written consent to such action is signed by all members of the Board of Directors.

        Personal Liability; Indemnification of Board Members. The Declaration of Trust provides that no Trustee or officer shall be subject to any personal liability while acting in such capacity except for liability to the Trust or its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The Trust will indemnify the Trustees and officers of the Trust, as well as the directors and officers of the Fund, against liabilities and expenses incurred in connection with any actual or threatened action or proceeding while acting in such capacity except with respect to any matter where such a person did not act in good faith, provided that a final decision by a court or other body determines that the Trustee is entitled to indemnification. In the absence of such a decision, a majority of those Trustees who are neither interested persons of the Trust nor parties to the proceeding involving the Trustee seeking indemnification shall determine if such Trustee is entitled to indemnification. In such a case, if a quorum is not obtainable, or if the majority so directs, the prior written opinion of independent counsel shall determine whether the Trustee is entitled to indemnification. The Trust may also advance money for indemnifiable expenses, under certain conditions, if the Trustee undertakes to repay the Trust if it is later determined that indemnification is not available. The Trust may purchase and maintain insurance policies against such liabilities.

        Under the MGCL and the Fund's By-laws, the Fund will indemnify its directors and officers against expenses, including judgments, amounts paid in settlement and fees and expenses of counsel and experts, actually and necessarily incurred, except in relation to matters as to which such person has been adjudged liable because of willful misfeasance, bad faith or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves such person from liability for such reasons, indemnification shall be conditioned upon the prior determination by a resolution of two-thirds of those members of the Board of Directors who are not involved in the matter (or, if a majority of such members are so involved, upon the prior written opinion of independent counsel) that such person has no liability for such reasons.

        Transactions with Affiliated Persons. The Declaration of Trust will not provide for any restrictions upon transactions with affiliated persons. In such matters, the Trust will still be bound by the 1940 Act and Delaware law. The By-laws of the Fund provide that the investment adviser of the Fund shall not profit directly or indirectly from sales of securities to or from the Fund except as permitted by the 1940 Act.

        Investment Activities. The Declaration of Trust will not provide for any limitations on the investment activities of the Trust. The Trustees shall have the power to borrow money or utilize leverage to the maximum extent permitted by law, regulation and the fundamental policies of any series (provided that the assets of any particular series are not used as security for any credit extended solely to one or more other series). Further, the Trustees shall not be limited by any law limiting the investments which may be made by fiduciaries.

        The By-laws of the Fund contain restrictions on amending provisions on certain matters without the approval of the shareholders, as follows: portfolio transactions, participating in joint (or joint and several) trading accounts, acting as an underwriter, lending money, borrowing money, purchasing or selling commodities or commodity futures, issuing warrants, changing from a diversified to a non-diversified company, changing the nature of the Fund's business to cease being an investment company and charging any sales load or commission in connection with the sale or redemption of any stock of the Fund.

        Record Date. The Declaration of Trust allows the Trustees to fix a record date not more than 100 days prior to the date of any meeting. The By-laws of the Fund provide that the record date may not be more than 60 days prior to the meeting (the MGCL requires that the record date may not be more than 90 days prior to the date of the meeting).

                                                   ----------------

        The foregoing is only a summary of certain of the differences between the Fund, its charter and By-laws and Maryland law and the Trust, its Declaration of Trust and By-laws and Delaware law. It is not a complete list of differences. Shareholders should refer to the provisions of the charter and By-laws of the Fund, Maryland law, the Declaration of Trust and the Certificate of Trust of the Trust and Delaware law directly for a more thorough comparison. A shareholder who wishes to receive a copy of these documents may write to the Fund at 100 Corporate North, Suite 201, Bannockburn, Illinois 60015, or call 800-962-FUND or 847-295-7400.

Dissenters' Rights

        The staff of the SEC has taken the position in Investment Company Act Release 8752 (April 10, 1975) that adherence to appraisal rights statutes, such as that of Maryland, by registered investment companies issuing redeemable securities would constitute a violation of Rule 22c-1 under the 1940 Act. Rule 22c-1 precludes open-end investment companies from redeeming securities otherwise than at a price based upon the net asset value next computed after receipt of a tender of such security for redemption. In this connection, the SEC staff has also taken the position in Release No. 8752 that pursuant to Section 50 of the 1940 Act, Rule 22c-1 supersedes appraisal rights statutes. While the Fund is not aware of any judicial decision which has dealt with this issue, the Fund intends to adhere to the position of the staff of the SEC and will not honor any shareholder's request for appraisal rights. (The Declaration of Trust provides that shareholders of the Trust will have no appraisal rights with respect to their shares in the Trust.)

Shareholder Approval; Required Vote

        A vote for approval of the Reorganization encompasses approval of (i) the reorganization of the Fund from a Maryland corporation to a Delaware business trust under the name The Gabelli Mathers Fund with one initial series pursuant to the Plan of Reorganization, (ii) the temporary waiver of certain investment restrictions of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions"), and (iii) certain other actions, including authorization of the Fund, as the initial shareholder of the Trust, to approve the New Advisory Agreement between the Proposed Adviser and the Trust with respect to the initial series of the Trust, subject to shareholder approval of proposal 1; to approve the Plan of Distribution with respect to the initial series of the Trust, subject to shareholder approval of proposal 2; to approve the Reorganization; to elect as Trustees of the Trust the persons who serve as directors of the Fund; and to ratify the appointment of Ernst & Young LLP as independent accountants of the Fund for the fiscal year ending December 31, 1999, subject to shareholder approval of proposal 6.

        Approval of proposal 4 currently requires the affirmative vote of not less than two-thirds of the shares of the Fund outstanding and entitled to vote at the meeting; if proposal 3 is approved by the Fund's shareholders, proposal 4 will require the affirmative vote of not less than a majority of the shares of the Fund outstanding and entitled to vote. If proposal 4 is not approved, the Fund will continue to operate as a Maryland corporation and there will be no effect on the implementation of any other proposal (subject to the right of Gabelli not to proceed with the implementation of any proposal unless proposals 1, 2, 4, 5 and 6 are approved).

Recommendation

                       THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF
                      THE PROPOSED REORGANIZATION OF THE FUND

                                                 --------------------


 PROPOSAL 5. ELECTION OF DIRECTORS AND APPROVAL OF ELECTION OF TRUSTEES

        Proposal 5 relates to the election of directors of the Fund. Subject to approval by shareholders of proposal 1 and the entry into the New Advisory Agreement with the Proposed Adviser, the Board of Directors proposes the election of the thirteen nominees named in the table below. Each nominee, including those who are not "interested persons" of the Fund ("Non-Interested Directors") as that term is defined in the 1940 Act, has indicated his willingness to serve if elected. If elected, each nominee will hold office until the next meeting of shareholders held for the purpose of electing directors and until the election and qualification of his successor (or, if proposal 4 is approved, until the Reorganization is completed and the Fund dissolved).

        Unless you give contrary instructions on the enclosed proxy card, the persons named on such proxy card will nominate and vote the shares represented by proxy in favor of the election of the thirteen nominees. Should any of the nominees withdraw or otherwise become unavailable for election, which the Fund does not anticipate, shares represented by proxy will be voted in favor of such other nominee or nominees as management may recommend.

        Five nominees for director of the Fund -- Charles G. Freund, Jon P. Hedrich, Robert E. Kohnen, Jack O. Vance and Henry G. Van der Eb -- currently serve as directors of the Fund, each having been elected a director by shareholders at a special meeting of shareholders held on April 20, 1998. Under the By-laws of the Fund, the Board of Directors, by a vote of a majority of the entire Board, may increase or decrease the number of directors of the Fund. The number of directors which currently constitutes the entire Board of Directors is eight, although the Board of Directors has authorized an increase in the number of directors to thirteen effective as of the election of directors. If elected, the thirteen nominees will constitute all of the directors of the Fund.

        The initial Trustees of the Trust are the eight current members of the Board of Directors of the Fund, including Messrs. Freund, Hedrich, Kohnen, Vance and Van der Eb and Tyler R. Cain, Anne E. Morrissy and Robert J. Reynolds. If the shareholders of the Fund approve the Reorganization, the Board of Directors of the Fund intends to vote the Fund's beneficial interest in the Trust to approve the nominees named in the table below as Trustees of the Trust. Each Trustee generally will serve as Trustee of the Trust until his or her death, resignation, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office or removal as provided in the Declaration of Trust.

        Election of directors requires a plurality vote of the shares of the Fund voting in person or by proxy at the meeting, provided a quorum is present. This means that the thirteen nominees receiving the largest number of votes will be elected. If any of the nominees of the Board of Directors are not elected, the Fund's current Board of Directors will remain in place and proposals 1, 2, 4 and 6 will not be implemented.

        The following table shows the nominees who are standing for election as a director of the Fund and their principal occupations which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout:




Name
Position With the Fund
Business Experience; Other Directorships
Year Became Director
Shares Owned (1)


Felix J. Christiana
Age: 73
Director Nominee
Former  Senior Vice  President,  Dollar Dry Dock Savings Bank (9),  (10),  (11),
(12), (13), (16), (18), (21), (23), (24)
----
834(2)

Anthony J. Colavita
Age:  64
Director Nominee
President and Attorney at Law in the firm of Anthony J. Colavita, P.C., since 1961; (9), (10), (11), (12), (13), (14), (15), (16),
(17), (19), (20), (21), (22)
----
----

Vincent D. Enright
Age: 55
Director Nominee
Former Senior Vice President and Chief Financial Officer, KeySpan Energy Corporation (13 ), (14), (15)
----
419


Charles G. Freund
Age: 75
Director
Retired; prior to 1987, Vice President, Secretary and Treasurer, MidCon Corp. (natural gas pipeline); Director, Lincoln National Direct Placement Fund, Inc. and Lincoln Convertible Securities Fund (registered closed-end investment companies) and Success National Bank
1986
16,763(3)


Mario J. Gabelli *
Age: 57
Proposed Chairman and Director Nominee
Chairman of the Board and Chief Executive Officer, Gabelli Asset Management Inc. and Chief Investment Officer, Gabelli Funds, LLC and GAMCO Investors, Inc.; Chairman of the Board and Chief Executive Officer, Lynch Corporation (diversified manufacturing and communications services company), and Director, East/West Communications, Inc. (9), (10), (11), (12), (13), (14), (15), (16),
(17), (18), (19), (20), (24)
----
425,005(4)


Jon P. Hedrich
Age: 58
Director
Private Investor; prior to 1992, President and Partner, Steiner Diamond Institutional Services
1998
500 (5)


Robert E. Kohnen
Age: 65
Director
President of Bask Group, LLC (investment management firm); prior to 1999, Vice President and Investment Manager, Protection Mutual Insurance Company 1998
4,591 (6)


Karl Otto Pohl *
Age: 69
Director Nominee
Former President of the Deutsche Bundesbank (Germany's Central Bank) and Chairman of its Central Bank Council (1980-1991); Currently board member of Zurich Allied (insurance); TrizecHahn Corp; (real estate) and member of the shareholder committee of Sal. Oppenheim Jr. & Cie (private investment bank); Director, Gabelli Asset Management Inc. (9), (10), (11), (12), (13), (14), (15),
(16), (17), (18), (19), (20), (21), (22), (23), (24)
----
----

Anthony R. Pustorino
Age: 72
Director Nominee
Certified Public Accountant; Professor of Accounting, Pace University, since 1965; (9), (10), (11), (12), (13), (18), (19), (21), (23), (24)
----
831


Werner J. Roeder
Age: 59
Director Nominee
Medical Director, Lawrence Hospital
(15), (16), (17), (19), (20), (21), (22)
----
----


Jack O. Vance
Age: 74
Director
Managing Director, Management Research, Inc. (management consulting firm); prior to 1990, Managing Director of McKinsey and Company (management consulting); Director, First Consulting Group Inc. (health care consulting), International Rectifier Corporation (semi-conductors) and Semtech, Inc.
1998
1,248(7)


Henry G. Van der Eb *
Age: 54
Chairman and Director; Proposed President and Chief Executive Officer President, Mathers and Company, Inc.
1976
436,355(8)


Anthonie C. van Ekris
Age: 63
Director Nominee
Managing Director of BALMAC International Ltd; Director of Stahal Hardmayer A.Z. and Spinmaker Industries, Inc. (9), (10), (11), (12), (13), (14), (15),
(16), (17), (18), (19), (20), (21), (22), (23), (24)
----
2,097
------------------------

* These nominees are interested persons of the Adviser and of the Fund, as defined in the 1940 Act.

(1) Full shares of the Fund owned beneficially as of July 26, 1999, based on information furnished by each nominee. On that date, the directors, director nominees and officers of the Fund, as a group, beneficially owned 911,741, constituting 10.3%, of the Fund's outstanding shares.

(2) Mr. Christiana shares voting and investment power with his wife.

(3) Includes 1,500 shares held by Mr. Freund's wife.

(4) Constitutes 4.8% of the outstanding shares. Includes 425,005 shares owned of record by Gabelli and its affiliates of which Mr. Gabelli may be deemed to be the controlling shareholder.

(5) Mr. Hedrich shares voting and investment power with his wife.

(6) Includes 1,282 shares held by Mr. Kohnen's wife.

(7) Mr. Vance shares voting and investment power with his wife.

(8) Constitutes 4.9% of outstanding shares. Includes: 218,124 shares over which Mr. Van der Eb shares voting and investment power with his wife; 115,158 shares over which Mr. Van der Eb has sole voting and investment power; 56,428 shares held by Mr. Van der Eb's wife, either individually or as custodian for minor children; and 46,645 shares held in the Employees' Profit Sharing and Savings Trust of Mathers and Company, Inc. over which Mr. Van der Eb has voting and investment power .

(9)  Trustee of The Gabelli Asset Fund.

(10)       Trustee of The Gabelli Growth Fund.

(11)       Director of The Gabelli Value Fund Inc.

(12)       Director of The Gabelli Convertible Securities Fund, Inc.

(13)       Director of Gabelli Equity Series Funds, Inc.

(14)       Trustee of The Gabelli Money Market Funds

(15)       Director of Gabelli Investor Funds, Inc.

(16)       Director of Gabelli Global Series Funds, Inc.

(17)       Director of Gabelli Gold Fund, Inc.

(18)       Director of The Gabelli Global Multimedia Trust Inc.

(19)       Director of Gabelli Capital Series Funds, Inc.

(20)       Director of Gabelli International Growth Fund, Inc.

(21)       Director of the Treasurer's Fund, Inc.

(22)       Trustee of the Gabelli Westwood Funds

(23)       Director of The Gabelli Equity Trust Inc.

(24)       Trustee of The Gabelli Utility Trust

     During the Fund's last fiscal year ended December 31, 1998, the Board of Directors met four times. Each of the directors attended 75% or more of the meetings of the Board of Directors held during such year. The Board of Directors does not have a standing audit, nominating or compensation committee.

     It is anticipated that the Board of Trustees of the Trust will have an audit committee consisting of Messrs. Christiana and Pustorino. These Trustees are not expected to be "interested persons" of the Trust as defined in the 1940 Act. The audit committee is expected to be responsible for recommending the selection of the Trust's independent accountants and reviewing all audit as well as non-audit accounting services performed for the Trust. It is also anticipated that the Trust will have a nominating committee consisting of Messrs. Colavita and Roeder. These persons are not expected to be "interested persons" of the Trust (as defined in the 1940 Act). The nominating committee is expected to be responsible for recommending qualified candidates to the Board of Trustees in the event that a position is vacated or created.

     The Board of Directors of the Fund directs the overall management of the Fund and the Board of Trustees of the Trust is responsible for the overall management of the Trust, including in each case general oversight and review of its respective investment policies and activities. The Board of Directors of the Fund elects the officers of the Fund, and the Board of Trustees of the Trust elects the officers of the Trust. The officers are responsible for supervising and administering the Fund's or the Trust's (as applicable) day-to-day operations.

     The Fund pays each Non-Interested Director an annual retainer of $5,000 plus $1,000 for attendance at each Board of Directors meeting. Directors are reimbursed for any expenses incurred in attending meetings. Directors of the Fund who are "interested persons" as defined in the 1940 Act receive no direct remuneration from the Fund. The Current Adviser serves as investment adviser to the Fund. The Fund pays a fee to the Current Adviser as investment adviser to the Fund, and certain of the directors and officers of the Fund are directors, officers and shareholders of the Current Adviser.

     The aggregate compensation paid by the Fund to each of its Non-Interested Directors during its fiscal year ended December 31, 1998 is set forth below. The Current Adviser does not provide investment advisory services to any other registered investment company, and therefore the Fund's directors receive compensation only from the Fund. The Fund does not maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Fund expenses.

                                                              Aggregate
           Name of Non-Interested                             Compensation
           Director of the Fund                               from the Fund

           Karl M. Becker                                     $9,000
           Tyler R. Cain                                      $9,000
           Charles G. Freund                                  $9,000
           Jon P. Hedrich                                     $8,000
           Robert E. Kohnen                                   $8,000
           Jack O. Vance                                      $8,000

        It is anticipated that the Trust will pay (i) each of Messrs. Freund, Hedrich, Kohnen and Vance, so long as they are not "affiliated persons" of the Trust as defined in the 1940 Act, an annual retainer of $5,000 plus $1,000 for attendance at each Board of Trustees meeting and (ii) each other Trustee of the Trust who is not an "affiliated person" of the Trust (as defined in the 1940
Act) $1,000 for attendance at each Board of Trustees meeting, in each case together with the Trustee's actual out-of-pocket expenses relating to attendance at meetings. All committee members are expected to receive $500 per meeting for meetings that take place on days when the Board of Trustees does not meet. Trustees of the Trust who are "affiliated persons" of the Trust will receive no direct remuneration from the Trust. Subject to shareholder approval of proposals 1 and 2, respectively, the Proposed Adviser will serve as investment adviser to the Trust and Gabelli & Company, Inc. will serve as the Distributor for the Trust. The Trust will pay fees to the Proposed Adviser and the Distributor for such services. Certain of the persons who are expected to be Trustees and officers of the Trust are directors, officers, managers and shareholders of Gabelli, the Proposed Adviser and/or the Distributor.

        The following table sets forth certain information regarding the aggregate compensation of the Trustee nominees received from mutual funds in the Gabelli fund complex for the fiscal year ended December 31, 1998:

                                                    Aggregate Compensation
           Name of Person                           from Gabelli Fund Complex*

           Felix J. Christiana                      $  88,500 (9)

           Anthony J. Colavita                      $  82,000 (13)

           Vincent D. Enright                       $  18,000 (3)

           Mario J. Gabelli                         $       0 (13)

           Karl Otto Pohl                           $ 102,466 (15)

           Anthony R. Pustorino                     $ 100,500 (9)

           Werner J. Roeder                         $  25,500 (7)

           Anthonie C. van Ekris                    $  57,500 (10)


*Represents the total compensation paid to each such person during the calendar year ended December 31, 1998 by investment companies from which such person receives compensation that are expected to be considered part of the same fund complex as the Trust because they have common or affiliated investment advisers. The number in parenthesis represents the number of such investment companies.

        In 1996,  Gabelli  purchased a  non-controlling  interest in the Current
Adviser subject to certain put and call options. In April 1999, Gabelli exercised its put option and sold its shares back to the Current Adviser, making Mr. Van der Eb the owner of 100% of the shares of the Current Adviser. Since the beginning of the Fund's fiscal year ended December 31, 1998, there have been no other transactions involving purchases or sales of securities of the Current Adviser.

Recommendation

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. CHRISTIANA, COLAVITA, ENRIGHT, FREUND, GABELLI, HEDRICH, KOHNEN, POHL, PUSTORINO, ROEDER, VANCE, VAN DER EB AND VAN EKRIS

                                                 --------------------

           PROPOSAL 6.  RATIFICATION OF SELECTION OF AUDITORS

        On February 8, 1999, the Board of Directors of the Fund, by a vote of all directors, including all Non-Interested Directors, appointed Arthur Andersen LLP as auditors of the Fund for its fiscal year ending December 31, 1999. This firm of independent public accountants has served as auditors of the Fund since its organization in 1965. However, in connection with the approval by the Fund's Board of Directors of the Proposed Adviser as the Fund's investment adviser pursuant to the New Advisory Agreement, it came to the Board's attention that Ernst & Young LLP serves as auditors for many of the mutual funds in the Gabelli Funds family, and it appears that there would be efficiencies in engaging Ernst & Young LLP to serve as the Fund's auditor. Moreover, the Board believes that Ernst & Young LLP is a leading provider of audit services to the mutual fund industry. At a meeting held on June 21, 1999, the Board of Directors of the Fund, by a vote of all directors, including all Non-Interested Directors, approved a change in the appointment of auditors of the Fund for the fiscal year ending December 31, 1999 from Arthur Andersen LLP to Ernst & Young LLP. During the two most recent fiscal years of the Fund, the audit reports of Arthur Andersen LLP contained no adverse opinion or disclaimer of opinion, nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused it to make reference to the disagreements in connection with its report.

        The Board understands that Ernst & Young LLP holds no direct or indirect financial interest in the Fund. The ratification of the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1999 is to be voted upon at the meeting, and it is intended that the persons named in the accompanying proxy will vote for such ratification unless contrary instructions are given.

        Ratification of appointment of auditors requires a majority vote of the shares of the Fund voting in person or by proxy at the meeting. If proposal 6 is not approved, Arthur Andersen LLP will continue as auditors for the Fund and there will be no effect on the implementation of any other proposal (subject to the right of Gabelli not to proceed with the implementation of any proposal unless proposals 1, 2, 4, 5 and 6 are approved).

        Representatives of Ernst & Young LLP and Arthur Andersen LLP are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Recommendation

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FUND FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999

                                                 --------------------


                     EXECUTIVE OFFICERS OF THE FUND AND THE TRUST

        Officers of the Fund are appointed by the directors and serve at the discretion of the Board. None of the Fund's officers receives any compensation from the Fund. The following table sets forth certain information furnished by each of the executive officers of the Fund in addition to Mr. Van der Eb (about whom information is given above). Each such executive officer has engaged in the principal occupation indicated (or other executive positions with the Fund or its investment adviser) for five or more years. The business address of each individual listed below is 100 Corporate North, Suite 201, Bannockburn, Illinois 60015.


Name; Age                           Position with the Fund; Business Experience

Robert J. Reynolds; 48              President and Director; Senior Vice President, Mathers and Company, Inc.

Anne E. Morrissy; 38                Executive Vice President, Secretary and Director; Vice President, Mathers and
                                    Company, Inc.; Proposed Executive Vice President, The Gabelli Mathers Fund

Lawrence A. Kenyon; 34              Senior Vice President and Chief Financial Officer; Vice President and Treasurer,
                                    Mathers and Company, Inc.; Proposed Senior Vice President, The Gabelli Mathers
                                    Fund

Edith L. Cook; 58                   Vice President and Treasurer; Vice President, Mathers and Company, Inc.; Proposed
                                    Vice President, The Gabelli Mathers Fund

Heidi Stubner; 31                   Vice President; Proposed Vice President, The Gabelli Mathers Fund

        Each executive officer of the Fund currently holds the identical position with the Trust and has held such position since June 21, 1999, except for Mr. Reynolds who holds no position with the Trust.

        The following table sets forth certain information furnished by each person who is expected to be an executive officer of the Trust upon completion of the Reorganization, assuming shareholder approval of proposal 4, in addition to Messrs. Gabelli and Van der Eb (about whom information is given above under Proposal 5. -- "Election of Directors and Approval of Election of Trustees"). None of the Trust's officers is expected to receive any compensation from the Trust. The business address of each individual listed below who is not also a current executive officer of the Fund as listed in the immediately preceding table is One Corporate Center, Rye, New York 10580-1434.


Name; Age                           Position with the Trust; Business Experience*

Bruce N. Alpert; 47                 Executive Vice President and Treasurer; Executive Vice President and Chief Operating
                                    Officer, Gabelli Funds, LLC

James E. McKee; 36                  Secretary; Vice President, General Counsel and Secretary, Gabelli Asset Management Inc.

Anne E. Morrissy; 38                Executive Vice President

Lawrence A. Kenyon; 34              Senior Vice President

Edith L. Cook; 58                   Vice President

Heidi Stubner; 31                   Vice President

Gus A. Coutsouros; 36               Assistant Treasurer; Vice President and Chief Financial Officer, Gabelli Funds, LLC

Julie Tedesco; 41                   Assistant Secretary; Counsel, First Data Investor Services Group, Inc.

*  The business experience of Ms. Morrissy, Mr. Kenyon, Ms. Cook and Ms. Stubner is set forth in the immediately preceding table.


Principal Shareholders

        As of July 26, 1999, no person owned of record or was known by the Fund to own beneficially more than 5% of the Fund's outstanding shares except for Edward Pauls, who owned of record 1,499,754 shares, or 16.9%, of the Fund's outstanding shares as of that date.

General

        Other Business. The Fund is not aware of any matters which may properly come before the meeting other than as set forth above. If other matters do properly come before the meeting, the persons named in the accompanying form of proxy or their substitutes will vote the proxies in accordance with their discretion.

Solicitation of Proxies. Solicitation will be primarily by mail, but officers of the Fund or regular employees of the Fund's investment adviser may also solicit without compensation by telephone, telecopy or personal contact. The Fund has also retained D.F. King & Co. Inc. to assist in certain aspects of the process of solicitation of proxies from its shareholders. The fees of such firm are estimated to be up to $5,000 plus reimbursement of out-of-pocket expenses. The cost of solicitation will not be paid by the Fund or by shareholders.

        Future Meetings. The Fund is not required to hold annual meetings of shareholders and the Fund generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of directors or approval of a new advisory agreement are required to be taken or are believed to be desirable under the 1940 Act. By observing this policy, the Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of corporate staff time.

        Shareholder Proposals. A shareholder proposal intended to be presented at any meeting of shareholders of the Fund must be received by the Fund at least 120 days before the Board of Directors' solicitation relating thereto is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the Federal securities laws must be complied with before inclusion of the proposal is required.

        Presentation of Proposals at Meeting. For a shareholder to be permitted to present any proposal at a meeting of shareholders, including the nomination of directors, the shareholder must have given written notice thereof to the Secretary, delivered or mailed to and received at the principal offices of the Fund (i) not less than 60 days prior to the meeting, or (ii) if less than 80 days' notice of the meeting or prior public disclosure of the date of the meeting is given or made to shareholders, not later than the close of business on the twentieth day following the day on which the notice of the meeting was mailed or, if earlier, the day on which such public disclosure was made. There are other procedural requirements in the Fund's By-laws pertaining to shareholder nominations and proposals. Any shareholder may receive a copy of the By-laws, without charge, by writing to the Secretary of the Fund.



                                 By order of the Board of Directors,



                                 Anne E. Morrissy
                                 Executive Vice President and Secretary

                                                            EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT


           INVESTMENT ADVISORY AGREEMENT, dated as of ________ __,1999, between The Gabelli Mathers Fund (the "Fund"), a Delaware business trust, and Gabelli Funds, LLC (the "Adviser"), a New York limited liability company.


           In consideration of the mutual promises and agreements herein contained and other good and valuable consider ation, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.      In General

           The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Fund with respect to the investment of the assets of the Fund and to supervise and arrange the purchase and sale of assets held in the investment port folio of the Fund. The Adviser may delegate any or all of its responsibilities to one or more sub-advisers or administrators, subject to the approval of the Board of Trustees of the Fund. Such delegation shall not relieve the Adviser of its duties and responsibilities hereunder.

2. Duties and obligations of the Adviser with respect to investments of assets of the Fund

           (a) Subject to the succeeding provisions of this paragraph and subject to the direction and control of the Fund's Board of Trustees, the Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund's assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Fund and (iii) oversee the administration of all aspects of the Fund's business and affairs and provide, or arrange for others whom it believes to be competent to provide, certain services as specified in subparagraph (b) below. Nothing contained herein shall be construed to restrict the Fund's right to hire its own employees or to contract for administrative services to be performed by third parties, including but not limited to, the calculation of the net asset value of the Fund's shares.

           (b) The specific services to be provided or arranged for by the Adviser for the Fund are (i) maintaining the Fund's books and records, such as journals, ledger accounts and other records in accordance with applicable laws and regulations to the extent not maintained by the Fund's custodian, transfer agent and dividend disbursing agent; (ii) transmitting purchase and redemption orders for the Fund's shares to the extent not transmitted by the Fund's distributor or others who purchase and redeem shares; (iii) initiating all money transfers to the Fund's custodian and from the Fund's custodian for the payment of the Fund's expenses, investments, dividends and share redemptions; (iv) reconciling account information and balances among the Fund's custodian, transfer agent, distributor, dividend disbursing agent and the Adviser; (v) providing the Fund, upon request, with such office space and facilities, utilities and office equipment as are adequate for the Fund's needs; (vi) preparing, but not paying for, all reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Fund's shares under federal and state law including periodic updating of the Fund's registration statement and the Fund's Prospectus (including its Statement of Additional Information); (vii) supervising the calculation of the net asset value of the Fund's shares; and (viii) preparing notices and agendas for meetings of the Fund's shareholders and the Fund's Board of Trustees as well as minutes of such meetings in all matters required by applicable law to be acted upon by the Board of Trustees.

           (c) In the performance of its duties under this Agreement, the Adviser shall at all times use all reasonable efforts to conform to, and act in accordance with, any requirements imposed by (i) the provisions of the
Investment Company Act of 1940, as amended (the "Act"), and of any rules or regulations in force thereunder; (ii) any other applicable provision of law;
(iii) the provisions of the Declaration of Trust, as amended, and By-Laws of the Fund, as such documents are amended from time to time; (iv) the investment objectives, policies and restrictions applicable to the Fund as set forth in the Fund's Registration Statement on Form N-1A and (v) any policies and determinations of the Board of Trustees of the Fund.

           (d) The Adviser will seek to provide qualified personnel to fulfill its duties hereunder and will bear all costs and expenses (including any overhead and personnel costs) incurred in connection with its duties hereunder and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Fund who are affiliated persons (as defined in the Act) of the Adviser. Subject to the foregoing, the Fund shall be responsible for the payment of all the Fund's other expenses, including (i) payment of the fees payable to the Adviser under paragraph 4 hereof; (ii) organizational expenses; (iii) brokerage fees and commissions; (iv) taxes; (v) interest charges on borrowings;
(vi) the cost of liability insurance or fidelity bond coverage for the Fund officers and employees, and trustees' and officers' errors and omissions insurance coverage; (vii) legal, auditing and accounting fees and expenses;
(viii) charges of the Fund's custodian, transfer agent and dividend disbursing agent; (ix) the Fund's pro rata portion of dues, fees and charges of any trade association of which the Fund is a member; (x) the expenses of printing, preparing and mailing proxies, stock certificates and reports, including the Fund's prospectus and statement of additional information, and notices to shareholders; (xi) filing fees for the registration or qualification of the Fund and its shares under federal or state securities laws; (xii) the fees and expenses involved in registering and maintaining registration of the Fund's shares with the Securities and Exchange Commission; (xiii) the ex penses of holding shareholder meetings; (xiv) the compensation, including fees, of any of the Fund's trustees, officers or employees who are not affiliated persons of the Adviser; (xv) all expenses of computing the Fund's net asset value per share, including any equipment or services obtained solely for the purpose of pricing shares or valuing the Fund's investment portfolio; (xvi) expenses of personnel performing shareholder servicing functions and all other distribution expenses payable by the Fund; and (xvii) litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

           (e) The Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but neither the Adviser nor any of its officers, directors, employees, agents or controlling persons shall be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement; provided, however, that the foregoing shall not constitute a waiver of any rights which the Fund may have which may not be waived under applicable law.

           (f) Nothing in this Agreement shall prevent the Adviser or any director, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting.

3.      Portfolio Transactions

           In the course of the Adviser's execution of portfolio transactions for the Fund, it is agreed that the Adviser shall employ securities brokers and dealers which, in its judgment, will be able to satisfy the policy of the Fund to seek the best execution of its portfolio transactions at reasonable expenses. For purposes of this agreement, "best execution" shall mean prompt, efficient and reliable execution at the most favorable price obtainable. Under such conditions as may be specified by the Fund's Board of Trustees in the interest of its shareholders and to ensure compliance with applicable law and regulations, the Adviser may (a) place orders for the purchase or sale of the Fund's portfolio securities with its affiliate, Gabelli & Company, Inc.; (b) pay commissions to brokers other than its affiliate which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable in the performance of its duties hereunder and for the investment management of other advisory accounts over which it or its affiliates exercise investment discretion; and (c) consider sales by brokers (other than its affiliate distributor) of shares of the Fund and any other mutual fund for which it or its affiliates act as investment adviser, as a factor in its selection of brokers and dealers for the Fund's portfolio transactions.

4.      Compensation of the Adviser

           (a) Subject to paragraph 2(b), the Fund agrees to pay to the Adviser out of the Fund's assets and the Adviser agrees to accept as full compensation for all services rendered by or through the Adviser (other than any amounts payable to the Adviser pursuant to paragraph 4(b)) a fee computed daily and payable monthly in an amount equal on an annualized basis to 1.0% of the Fund's daily average net assets; provided, however, that the Advisor agrees that it will waive a portion of such fees equal to 0.25% of the Fund's daily net assets during the period prior to the second anniversary of the date of this Agreement on net assets of the Fund of $100 million or less. For any period less than a month during which this Agree ment is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

           (b) The Fund will pay the Adviser separately for any costs and expenses incurred by the Adviser in connection with distribution of the Fund's shares in accordance with the terms (including proration or nonpayment as a result of allocations of payments) of Plans of Distribution (collectively, the "Plan") adopted by the Fund pursuant to Rule 12b-1 under the Act as such Plan may be in effect from time to time; provided, however, that no payments shall be due or paid to the Adviser hereunder unless and until this Agreement shall have been approved by Board Approval and Disinterested Board Approval (as such terms are defined in such Plan). The Fund reserves the right to modify or terminate such Plan at any time as specified in the Plan and Rule 12b-1, and this subparagraph shall thereupon be modified or terminated to the same extent without further action of the parties. The persons authorized to direct the payment of the funds pursuant to this Agreement and the Plan shall provide to the Fund's Board of Trustees, and the Trustees shall review, at least quarterly a written report of the amount so paid and the purposes for which such expenditures were made.

           (c) For purposes of this Agreement, the net assets of the Fund shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Fund for calculating the net asset value of the Fund's shares.

5.      Indemnity

           (a) The Fund hereby agrees to indemnify the Adviser and each of the Adviser's directors, officers, employees, and agents (including any individual who serves at the Adviser's request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an "indemnitee) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph with respect to this Agreement or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance,
(ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses
(i) through (v) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of the Fund. Notwithstanding the foregoing the Fund shall not be obligated to provide any such indemnification to the extent such provision would waive any right which the Fund cannot lawfully waive.

           (b) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that he is entitled to such indemnification and if the trustees of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for his undertaking,
(B) the Fund shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding ("Disinterested Non-Party Trustees") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

           (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Fund, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

           The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

6.      Duration and Termination

           This Agreement shall become effective upon on the date hereof and shall continue in effect for a period of two years and thereafter from year to year, but only so long as such continuation is specifically approved at least annually in accordance with the requirements of the Act.

           This Agreement may be terminated by the Adviser at any time without penalty upon giving the Fund sixty days written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Adviser sixty days notice (which notice may be waived by the Adviser), provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Trustees of the Fund in office at the time or by the vote of the holders of a "majority of the voting securities" (as defined in the Act) of the Fund at the time outstanding and entitled to vote or, with respect to paragraph 4(b), by a majority of the Trustees of the Fund who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan. This Agreement shall terminate automatically in the event of its assignment (as "assignment" is defined in the Act and the rules thereunder.)

           It is understood and hereby agreed that the word "Gabelli" is the property of the Adviser for copyright and other purposes. The Fund further agrees that the word "Gabelli" in its name is derived from the name of Mario J. Gabelli and such name may freely be used by the Adviser for other investment companies, entities or products. The Fund further agrees that, in the event that the Adviser shall cease to act as investment adviser to the Fund and the Fund shall promptly take all necessary and appropriate action to change its name to names which do not include the word "Gabelli"; provided, however, that the Fund may continue to use the word "Gabelli" if the Adviser consents in writing to such use.

7.      Notices

           Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

8.      Governing Law

           This Agreement shall be construed in accordance with the laws of the State of New York for contracts to be per formed entirely therein and in accordance with the applicable provisions of the Act.


           IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.


                             THE GABELLI MATHERS FUND



                              By:  ________________________________
                              Name:  Bruce N. Alpert
                              Title:  Vice President and Treasurer


                              GABELLI FUNDS, LLC



                              By:  ________________________________
                              Name:  Stephen G. Bondi
                              Title:  Vice President of Finance

                                                                 EXHIBIT B

        PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1
                        OF
               THE GABELLI MATHERS FUND


           WHEREAS, THE GABELLI MATHERS FUND, a Delaware business trust (the "Fund"), engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

WHEREAS, the Fund has issued and is authorized to issue shares of common stock (the "Shares"); and

           WHEREAS, Gabelli & Company, Inc. (the "Distributor") will serve as the principal distributor of the Shares pursuant to the distribution agreement between the Fund and the Distributor, which distribution agreement, has been duly approved by the Board of Trustees of the Fund (the "Board"), in accordance with the requirements of the Act (the "Distribution Agreement"); and

           WHEREAS, the Board as a whole, and the trustees who are not interested persons of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Disinterested Trustees"), have determined, after review of all information and consideration of all pertinent facts reasonably necessary to an informed determination, that it would be desirable to adopt a plan of distribution for the Shares and that, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that a plan of distribution containing the terms set forth herein (the "Plan") will benefit the Fund and its shareholders, and have accordingly approved the Plan by votes cast in person at a meeting called for the purpose of voting on the Plan.

           NOW, THEREFORE, in consideration of the foregoing, the Fund hereby adopts the Plan in accordance with Rule 12b-1 under the Act on the following terms and conditions:

1. In consideration of the services to be provided, and the expenses to be incurred, by the Distributor pursuant to the Distribution Agreement, the Fund will pay to the Distributor as distribution payments (the "Payments") in connection with the distribution of the Shares an aggregate amount at a rate of .25% per year of the average daily net assets of the Fund. Such Payments shall be accrued daily and paid monthly in arrears or shall be accrued and paid at such other intervals as the Board shall determine. The Fund's obligation hereunder shall be limited to the assets of the Fund and shall not constitute an obligation of the Fund except out of such assets and shall not constitute an obligation of any shareholder of the Fund.

2. It is understood that the Payments made by the Fund under this Plan will be used by the Distributor for the purpose of financing or assisting in the financing of any activity which is primarily intended to result in the sale of the Shares. The scope of the foregoing shall be interpreted by the Board, whose decision shall be conclusive except to the extent it contravenes established legal authority. Without in any way limiting the discretion of the Board, the following activities are hereby declared to be primarily intended to result in the sale of the Shares: advertising the Fund or the Fund's investment adviser's mutual fund activities; compensating underwriters, dealers, brokers, banks and other selling entities (including the Distributor and its affiliates) and sales and marketing personnel of any of them for sales of the Shares, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including the Fund's investment adviser and its personnel) of any of them for providing services to shareholders of the Fund relating to their investment in the Shares, including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses (including statements of additional information) of the Fund and the preparation, production and dissemination of sales, marketing and shareholder servicing materials; and the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses relating to any activity for which Payment is authorized by the Board;

        and the financing of any activity for which Payment is authorized by the Board; and profit to the Distributor and its affiliates arising out of their provision of shareholder services. Notwithstanding the foregoing, this Plan does not require the Distributor or any of its affiliates to perform any specific type or level of distribution activities or shareholder services or to incur any specific level of expenses for activities covered by this Section 2. In addition, Payments made in a particular year shall not be refundable whether or not such Payments exceed the expenses in curred for that year pursuant to this Section 2.

3. The Fund is hereby authorized and directed to enter into appropriate written agreements with the Distributor and each other person to whom the Fund intends to make any Payment, and the Distributor is hereby authorized and directed to enter into appropriate written agreements with each person to whom the Distributor intends to make any payments in the nature of a Payment. The foregoing requirement is not intended to apply to any agreement or arrangement with respect to which the party to whom Payment is to be made does not have the purpose set forth in Section 2 above (such as the printer in the case of the printing of a prospectus or a newspaper in the case of an advertisement) unless the Board determines that such an agreement or arrangement should be treated as a "related" agreement for purposes of Rule 12b-1 under the Act.

4. Each agreement required to be in writing by Section 3 must contain the provisions required by Rule 12b-1 under the Act and must be approved by a majority of the Board ("Board Approval") and by a majority of the Disinterested Trustees ("Disinterested Trustee Approval"), by vote cast in person at a meeting called for the purposes of voting on such agreement. All determinations or authorizations of the Board hereunder shall be made by Board Approval and Disinterested Trustee Approval.

5. The officers, investment adviser or Distributor of the Fund, as appropriate, shall provide to the Board and the Board shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan and the purposes for which such Payments were made.

6. To the extent any activity is covered by Section 2 and is also an activity which the Fund may pay for on behalf of the Fund without regard to the existence or terms and conditions of a plan of distribution under Rule 12b-1 of the Act, this Plan shall not be construed to prevent or restrict the Fund from paying such amounts outside of this Plan and without limitation hereby and without such payments being included in calculation of Payments subject to the limitation set forth in Section 1.

7. This Plan shall not take effect until it has been approved by a vote of at least a majority of the Shares. This Plan may not be amended in any material respect without Board Approval and Disinterested Trustee
        Approval and may not be amended to increase the maximum level of Payments permitted hereunder without such approvals and further approval by a vote of at least a majority of the Shares. This Plan may continue in effect for longer than one year after its approval by a majority of the Shares only as long as such continuance is specifically approved at least annually by Board Approval and by Disinterested Trustee Approval.

8. This Plan may be terminated at any time by a vote of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such termination, or by a vote of at least a majority of the Shares.

9. For purposes of this Plan the terms "interested person" and "related agreement" shall have the meanings ascribed to them in the Act and the rules adopted by the Securities and Exchange Commission thereunder and the term "vote of a majority of the Shares" shall mean the vote, at the annual or a special meeting of the holders of the Shares duly called,
        (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the Shares outstanding on the record date for such meeting are present or represented by proxy or, if less,
        (b) more than 50% of the Shares outstanding on the record date for such meeting.


Dated:   ________, 1999

                                                        EXHIBIT C

                AGREEMENT AND PLAN OF REORGANIZATION


           AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of _________, 1999 by and between MATHERS FUND, INC., a corporation formed under the laws of the State of Maryland (the "Fund") and THE GABELLI MATHERS FUND, a business trust formed under the laws of the State of Delaware (the "Trust").

           WHEREAS, this Agreement is intended to effect the reorganization of the Fund into a Delaware business trust by the transfer of all of the assets and portfolio of the Fund to a corresponding portfolio of the Trust with the name of The Gabelli Mathers Fund (the "Successor Fund") solely in exchange for assumption by the Successor Fund of all of the liabilities of the Fund and issuance to the Fund of shares of beneficial interest of the Successor Fund, which may be designated as Class AAA shares (the "Trust Shares") followed by the distribution, on the Closing Date, as hereinafter defined, of the Trust Shares of the Successor Fund to the holders of shares of the Fund (the "Fund Shareholders") and by the dissolution and termination of the Fund as provided herein, all upon the terms and conditions hereinafter set forth and in accordance with the applicable laws of the State of Maryland and the State of Delaware; and

        WHEREAS, for federal income tax purposes, it is intended that the Reorganization (as hereinafter defined) shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

           NOW THEREFORE, in consideration of the premises and the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

           1.     SHAREHOLDER APPROVAL

           A special meeting (the "Special Meeting") of the Fund Shareholders shall be called and held for the purpose of approving this Agreement and the transactions contemplated herein.

           2.     REORGANIZATION

           The transactions described in this section are herein after referred to as the "Reorganization." The Reorganization shall occur with respect to the Fund and the Successor Fund and, unless the context otherwise requires, all transactions contemplated hereby are to be entered into by the Fund with the Successor Fund and no other fund or series of the Trust.

           2.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey all of its assets as set forth in paragraph 2.2 to the Successor Fund on the Closing Date. The Trust, on behalf of the Successor Fund, agrees in exchange therefor (1) that the Successor Fund shall assume all of the Fund's liabilities, whether contingent or otherwise, existing as of the Closing Date, including without limitation any obligation, contingent or otherwise, of the Fund with respect to indemnification of its current or former directors and officers under Article VII, Section 7, of the Fund's Amended and Restated By-Laws, as amended, and further (2) that on the Closing Date the Successor Fund shall deliver to the Fund the number of full and fractional Trust Shares equal to the value and number of full and fractional shares of the Fund outstanding on the Closing Date, such Trust Shares to be denominated in the same or substantially similar series as, and to have relative rights, powers, privileges, preferences and duties identical to, the shares of the Fund, except as otherwise provided for herein or in or under the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") and the Registration Statement (as hereinafter defined).

           2.2 The assets of the Fund transferred to the Successor Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividend receivables), claims or rights of action or rights to register shares under applicable securities laws, books and records of the Fund, all other property owned by the Fund and all deferred or prepaid expenses shown as assets on the books of the Fund on the Closing Date.

           2.3 Subject to respective approvals of the Fund Shareholders at the Special Meeting, immediately upon delivery of the one share of the Successor Fund to the Fund pursuant to paragraph 8.1 of this Agreement, the Fund is authorized, as the then initial shareholder of the Trust and of the Successor Fund, (1) to approve the investment advisory agreement between Gabelli Funds, LLC (the "Adviser"), and the Trust with respect to the Successor Fund (the "Advisory Agreement"), which shall be identical in every material respect to the investment advisory agreement approved by the Fund Shareholders, (2) to approve the Plan of Distribution for the Successor Fund, which shall be identical in every material respect to the Plan of Distribution approved by the Fund Shareholders, (3) to elect as trustees of the Trust ("Trustees") the persons who are elected as directors of the Fund at the Special Meeting, (4) to approve the appointment of Ernst & Young LLP as the independent auditors for the Trust for the Trust's fiscal year ending December 31, 1999, and (5) to approve this Agreement.

           2.4 Upon consummation of the transactions described in paragraph 2.3 of this Agreement, and immediately prior to or contemporaneously with consummation of the transactions described in paragraph 2.1 of this Agreement, the share of the Successor Fund acquired by the Fund pursuant to paragraph 8.1 hereof shall be redeemed by the Successor Fund for $1.00 and the Fund will distribute to each Fund Shareholder of record of the Fund, Trust Shares of the Successor Fund pro rata in proportion to the Fund Shareholder's interest in the Fund in liquidation and redemption of the Fund Shareholder's Fund shares. Simultaneously with such crediting of Trust Shares of the Successor Fund to Fund Shareholders their Fund shares shall be canceled. The Trust will not issue certificates evidencing Trust Shares in connection with such distribution except as the Trustees of the Trust may determine from time to time in their sole discretion.

           2.5 As soon as practicable after the distribution pursuant to paragraph 2.4 of Trust Shares with respect to the Fund, the Fund shall take all actions necessary to effect its dissolution and to have its corporate existence terminated in accordance with Maryland law.

           2.6 Ownership of Trust Shares by the former Fund Shareholders will be reflected on the books of the applicable transfer agent of the Trust.

           2.7 Any transfer taxes payable upon issuance of Trust Shares in a name other than the name of the registered owner of the Fund shares on the books of the Fund as of the Closing Date shall be paid by the person to whom such Trust Shares are to be distributed as a condition of such transfer.

           2.8 Any reporting responsibility of the Fund is and shall remain its responsibility up to and including the later of the Closing Date and any date on which the Fund may have its corporate existence terminated.

           3.     CLOSING AND CLOSING DATE

           3.1 The closing shall occur at the later of (i) the date of final adjournment of the Special Meeting and (ii) such later time as the parties may mutually agree (the "Closing Date"). The transfer of all of the Fund's assets in exchange for the assumption by the Successor Fund of the liabilities of the Fund and the issuance of Trust Shares, as described above, together with all acts necessary to consummate such acts (the "Closing") shall occur on the Closing Date at the offices of Sidley & Austin, One First National Plaza, Chicago, Illinois 60603 or at such other place as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the last daily determination of the Fund's net asset value or at such other time and place as the parties may agree.

           3.2 In the event that on the Closing Date, (a) the New York Stock Exchange is closed to trading, or trading thereon is restricted, or (b) trading or reporting of trading on such Exchange or in any market in which portfolio securities of the Fund are traded is disrupted so that accurate appraisal of the value of the total net assets of the Fund is impracticable, the Closing shall be postponed until the first business day upon which trading shall have been fully resumed and reporting shall have been restored.

           3.3 The Fund shall deliver at the Closing a certificate of an authorized officer of the Fund stating that it has notified the custodian of the Fund of the transfer of the assets of the Fund to the Successor Fund.

           3.4 The transfer agent for the Fund shall deliver at the Closing a certificate as to the transfer on its books and records of each Fund Shareholder's account to an account of a holder of Trust Shares of the Successor Fund. The Trust shall issue and deliver a confirmation to the Fund and the Trust of the number of Trust Shares to be credited to the Fund with respect to the Successor Fund on the Closing Date or provide evidence satisfactory to the Fund that such Trust Shares have been credited to the Fund's account on the books of the Trust.

           3.5 At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents as the other party may reasonably request.

           4.     VALUATION

           4.1 The value of the Fund's net assets to be acquired by the Trust on behalf of the Successor Fund hereunder shall be the net asset value computed as of the last daily determination of the Fund's net asset value on the last business day preceding the closing Date, using the valuation procedures set forth in the Fund's then current prospectus or statement of additional information that forms a part of the Fund's Registration Statement (the "Registration Statement") under the Securities Act of 1933 ("Securities Act"). For purposes of this Agreement, a "business day" shall mean each day that the New York Stock Exchange is open for trading (which excludes the following national business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day).

           4.2 The number, value and denominations of full and fractional Trust Shares to be issued in exchange for the Fund's net assets shall be equal to the number, value and denominations of full and fractional Fund shares outstanding as of the last daily determination of the Fund's net asset value on the last business day preceding the Closing Date (after giving effect to any issuances or redemptions of shares of the Fund prior to or as of such time). The Fund shall not issue any shares after the last daily determination of the Fund's net asset value on the last business day preceding the Closing Date.

           5.     REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE FUND.

           The Fund represents and warrants to the Trust as follows:

           5.1 Organization, Existence, etc. The Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to conduct its business as it is now being conducted. The Fund has all necessary Federal, state and local authorizations to own all of its properties and assets and to conduct its business as it is now being conducted.

           5.2 Registration as an Investment Company. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

           5.3 Capitalization. The authorized capital stock of the Fund consists of 100 million shares of one class -- Capital Stock -- with a par value of $1.00 per share. No shares are held in the treasury of the Fund. Because the Fund is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Closing Date.

           5.4 Financial Statements. The audited financial statements of the Fund for the fiscal year ended December 31, 1998 (the "Fund Financial Statements") fairly present the financial position of the Fund as of the date thereof and the results of its operations and changes in its net assets for the periods indicated.

           5.5 Fund Shares. The outstanding shares of the Fund are duly and validly issued and outstanding, fully paid and nonassessable under Maryland law.

           5.6 Authority Relative to this Agreement. The Fund has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Fund's Board of Directors, and no other corporate proceedings by the Fund, other than the approval of this Agreement by the Fund Shareholders at the Special Meeting, are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The Fund is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

           5.7 Liabilities. There are no liabilities of the Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Fund Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 1998, none of which has been materially adverse to the business, assets or results of operations of the Fund. All liabilities of the Fund to be assumed by the Successor Fund were incurred by the Fund in the ordinary course of business.

           5.8 Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Fund, threatened which would adversely affect the Fund or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby. The Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368 (a) (3) (A) of the Code.

           5.9 Contracts. Except for contracts and agreements described in the current prospectus and statement of additional information of the Fund, under which no default exists, the Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

           5.10 Taxes. The federal income tax returns of the Fund have been filed for all taxable years prior to and including the taxable year ended December 31, 1998, and all taxes payable pursuant to such returns have been paid. The Fund has qualified as a regulated investment company ("RIC") under Subchapter M of the Code, for each taxable year since it commenced operations and, to the knowledge of the Fund, will continue to meet all the requirements for such qualification for its current taxable year.

           5.11  Registration  Statement.  The  Fund has  filed  or will  file a post-effective amendment to the Registration Statement (the "Post-Effective Amendment") to become effective on or about the Closing Date. The Fund will notify the Securities and Exchange Commission (the "Commission") that the Trust will adopt the Fund's existing Registration Statement with respect to the shares of the Fund. At the time the Post-Effective Amendment becomes effective, the Registration Statement, insofar as it relates to the Fund, (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Post-Effective Amendment becomes effective, at the time of the Special Meeting and at the Closing Date, the prospectus and statement of additional information, as amended or supplemented by any amendments or supplements filed by the Fund, insofar as it relates to the Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

           5.12 Dissolution and Termination. The Fund will take all actions necessary to effect its dissolution and to have its corporate existence terminated in accordance with Maryland law as soon as practicable after completion of the Reorganization.

           6.     REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE TRUST.

           The Trust represents and warrants to the Fund as follows:

           6.1 Organization, Existence, etc. The Trust is a Delaware business trust duly formed, validly existing and in good standing under the laws of the State of Delaware; the Trust has filed a Certificate of Trust with the Secretary of State of Delaware pursuant to the Delaware Business Trust Act; and the Successor Fund and its Class AAA shares have been duly authorized, established and designated as a series and a class within a series, respectively, of the Trust in accordance with the Trust's Agreement and Declaration of Trust.

           6.2 Registration as an Investment Company. On the Closing Date and upon the adoption of the Registration Statement, the Trust will be registered under the 1940 Act as an open-end management investment company.

           6.3 Capitalization. Except as described in Section 8.1 hereto, prior to the Closing Date, there shall be no issued and outstanding Trust Shares. Trust Shares issued on the Closing Date in connection with the transactions contemplated herein will be duly and validly issued and outstanding, fully paid and nonassessable under Delaware law.

           6.4   Commencement  of  Operations.   The  Trust  has  not  commenced
operations and will not commence operations until after the Closing.

           6.5 Authority Relative to this Agreement. The Trust has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the trustees of the Trust, and no other proceedings are necessary to authorize the Trust's officers to effectuate this Agreement and the transactions contemplated hereby. The Trust is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

           6.6 Liabilities. There are no liabilities of the Trust, whether or not determined or determinable, other than liabilities otherwise previously disclosed to the Fund, none of which has been materially adverse to the business, assets or results of operations of the Trust.

           6.7 Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Trust, threatened which would adversely affect the Trust or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby.

           6.8 Contracts. Except for contracts and agreements disclosed to the Fund, under which no default exists, the Trust is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

           6.9 Taxes. The Trust intends that the Successor Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify as a RIC under Subchapter M of the Code for each of the taxable years including, or ending after, the Reorganization, including, if necessary, the requirement to file an election under section 7701 of the Code.

           6.10 Registration Statement. In connection with the Reorganization, the Trust will adopt the Registration Statement. At the time the Post-Effective Amendment as adopted by the Trust becomes effective, the Registration Statement, insofar as it relates to the Trust, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

           6.11 Continuation of the Fund's Business. The Trust has no plan or intention to issue additional Trust Shares following the Reorganization except for shares issued in the ordinary course of the Trust's business as an open-end investment company; nor does the Trust have any plan or intention to redeem or otherwise reacquire any Trust Shares issued to Fund Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business. The Trust will actively conduct the Fund's business in the same manner that the Fund conducted it immediately before the Reorganization and has no plan or intention to sell or otherwise dispose of any of the assets to be acquired by the Trust in the Reorganization, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the Trust's status as a RIC under Subchapter M of the Code.

           7.     CONDITIONS TO OBLIGATIONS OF THE TRUST

           The   obligations  of  the  Trust   hereunder  with  respect  to  the
consummation of the Reorganization as it relates to the Successor Fund are subject to the satisfaction of the following conditions:

           7.1 Approval by Shareholders. This Agreement and the transactions contemplated hereby, including, as necessary, any temporary amendment of any investment restrictions of the Fund that might otherwise preclude the consummation of the Reorganization, shall have been approved by the affirmative vote of a majority or two-thirds, whichever is applicable pursuant to the charter of the applicable provisions of Maryland law, or the outstanding shares of the Fund entitled to vote on the matter.

           7.2 Covenants, Warranties and Representations. The Fund shall have complied with each of its covenants contained herein, each of the representations and warranties of the Fund contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Fund since December 31, 1998, and the Trust shall have received a certificate of the Chairman of the Fund satisfactory in form and substance to the Trust so stating.

           7.3 Regulatory Approval. The Post-Effective Amendment under the 1940 Act and the Securities Act relating to the Trust and the Successor Fund shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the 1940 Act with respect to the transactions contemplated hereby shall have been granted by the Commission; and all approvals, registrations, and exemptions under Federal and state laws considered to be necessary by the Trust shall have been obtained.

           7.4 Tax Opinion. The Trust shall have received an opinion of its tax counsel, dated the Closing Date, to the effect that, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the transfer by the Fund of all of its assets to the corresponding initial series of the Trust solely in exchange for the assumption by such series of the Trust of all of the liabilities of the Fund and the issuance to the Fund of Trust Shares of such series of the Trust, followed by the distribution on the Closing Date of such Trust Shares to shareholders of the Fund in liquidation and redemption of such shareholders' Fund shares, and the dissolution of the Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Code; (ii) no gain or loss will be recognized by the Fund or the Trust (or the Successor Fund) as a result thereof; (iii) no gain or loss will be recognized by shareholders of the Fund upon the exchange of their shares of the Fund in exchange for Trust Shares in connection therewith;
(iv) the aggregate tax basis of the Trust Shares received by a current shareholder of the Fund in such exchange will be the same as the aggregate tax basis of the current shares of the Fund given up in such exchange, and (v) the holding period for Trust Shares received by a current shareholder of the Fund in such exchange will include the shareholder's holding period for current Fund shares given up in such exchange, provided such Fund shares were held as capital assets by such shareholder at the time of the exchange. In rendering such opinion, tax counsel may rely, without independent verification, upon the statements made in this Agreement, upon the proxy statement which will be distributed to the Fund Shareholders in connection with the Reorganization, and upon written representations by the Trust, the Fund, Fund shareholders, Mathers and Company, Inc. and the Adviser.

           7.5 Opinion of Counsel. The Trust shall have received the opinion or opinions of its counsel, dated as of the Closing Date, to the effect that: (i) the Fund is a corporation duly organized and existing under the laws of the State of Maryland and the Trust is a Delaware business trust duly formed and validly existing under the laws of the State of Delaware; (ii) each of the Fund and the Trust is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Fund and the Trust, and this Agreement has been duly executed and delivered by the Fund and the Trust, and is a valid and binding obligation of each of the Fund and the Trust, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally and to general equitable principles;
(iv) the Post-Effective Amendment has been declared effective under the Securities Act and to the best of counsel's knowledge no stop order has been issued or threatened suspending its effectiveness; (v) to the best of such counsel's knowledge, no consent, approval, order or other authorization of any federal or state court or administrative or regulatory agency is required for the Fund or the Trust to enter into this Agreement or to carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Fund or the Trust; and (vi) the Trust Shares of the Successor Fund to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and nonassessable.

           8.     CONDITIONS TO OBLIGATIONS OF THE FUND

           The   obligations   of  the  Fund   hereunder  with  respect  to  the
consummation of the Reorganization as it relates to the Fund are subject to the satisfaction of the following conditions:

           8.1 Issuance of Initial Share. Prior to Closing, the trustees of the Trust shall have authorized the issuance of, and the Trust shall have issued, one Class AAA share of the Successor Fund to the Fund in consideration of the payment of $1.00 and the Fund shall have elected trustees of the Trust and voted on the matters referred to in paragraph 2.3 of this Agreement.

           8.2 Covenants, Warranties and Representations. The Trust shall have complied with each of its covenants contained herein, and each of the representations and warranties of the Trust contained herein shall be true in all material respects as of the Closing Date.

           8.3 Regulatory Approval. All necessary orders of exemption under the 1940 Act with respect to the transactions contemplated hereby shall have been granted by the Commission; and all approvals, registrations, and exemptions under Federal and state laws considered to be necessary by the Fund shall have been obtained.

           8.4 Legal Opinions. The Fund shall have received, and shall have been duly authorized to rely on, the opinions referred to in paragraphs 7.4 and 7.5 of this Agreement.

           9. AMENDMENTS; WAIVERS; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS; GOVERNING LAW.

           9.1 Amendments. This Agreement may be amended at any time by mutual consent of both parties hereto, notwithstanding approval hereof by the shareholders of the Fund, provided that no such amendment shall have a material adverse effect on the interests of such shareholders.

           9.2 Waivers. At any time prior to the Closing Date either of the parties may waive compliance with any of the covenants or conditions made for its benefit contained herein.

           9.3 Termination by Either Party. This Agreement may be terminated at any time prior to the Closing Date without liability on the part of either party hereto or its respective trustees, directors, officers or shareholders by either party on notice to the other.

           9.4 Non-Survival. No representations, warranties or covenants made in or pursuant to this Agreement (including certifications of officers) shall survive the Reorganization, except to the extent provided in connection with the issuance of the opinion referred to in paragraph 7.4 of this Agreement.

           9.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Delaware, without giving effect to principles of conflicts of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Fund, shall be governed by and construed in accordance with the laws of the State of Maryland, without giving effect to principles of conflict of laws.

           10.    EXPENSES

           The Fund and the Successor Fund shall be responsible for all of their respective expenses in connection with the Reorganization.

           11.    GENERAL

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. This

Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Trust and the Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Nothing in this Agreement, expressed or implied, is intended to confer upon any person not a party to this Agreement any rights or remedies under or by reason of this Agreement.

                                                   *   *   *   *   *


           IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


Attest:                                       MATHERS  FUND, INC.



By:  ________________________________         By:  ____________________________
                 Secretary                    Henry G. Van der Eb
                                              Chairman


Attest:                                       THE GABELLI MATHERS FUND



By:  ________________________________         By:  ____________________________
                       Secretary              Name:  __________________________
                                              Title:  _________________________



Copies of the Certificate of Trust, as amended, creating the Trust are on file with the Secretary of the Trust, and notice is hereby given that this Agreement and Plan of Reorganization is executed on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers, shareholders, employees or agents of the Trust personally but are binding only upon the assets and property of the Trust.

PROXY                                                                 PROXY



                        MATHERS FUND, INC.
                  SPECIAL MEETING OF SHAREHOLDERS

                       September 24, 1999

The undersigned shareholder of Mathers Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Anne E. Morrissy, Robert J. Reynolds, and Henry G. Van der Eb, and each of them, with full power of substitution, as proxies, for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Fund to be held September 24, 1999, at 10:00 a.m., and at any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned acknowledges receipt of the Notice of Special Meeting of
Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IN THE ABSENCE OF SPECIFIC VOTING INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

If shares are held in the name of more than one person, all holders should sign. Signatures should correspond with the name or names as they appear on the reverse side. Persons signing as fiduciaries, or in any capacity other than record holder, should include such capacity. Only full shares are shown on the reverse side.



                                              (Continued on Reverse Side)

                                              (Continued from Other Side)

                                                  MATHERS FUND, INC.

           [X]    PLEASE MARK VOTES AS IN THIS EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.

1.      Approval of Investment Advisory Agreement with Gabelli Funds, LLC.

           FOR [  ]                 AGAINST [  ]              ABSTAIN [  ]

2.      Approval of Plan of Distribution.

           FOR [  ]                 AGAINST [  ]              ABSTAIN [  ]

3. Approval of charter amendment.

           FOR [  ]                 AGAINST [  ]              ABSTAIN [  ]

4.      Approval of Agreement and Plan of Reorganization.

           FOR [  ]                 AGAINST [  ]              ABSTAIN [  ]

5.      Election of Directors.

Felix J. Christiana, Anthony J. Colavita, Vincent D. Enright, Charles G. Freund, Mario J. Gabelli, Jon P. Hedrich, Robert E. Kohnen, Karl Otto Pohl, Anthony R. Pustorino, Werner J. Roeder, Jack O. Vance, Henry G. Van der Eb and Anthonie C. van Ekris

        FOR ALL NOMINEES [  ]    WITHHOLD [  ]             FOR ALL EXCEPT [  ]

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark the "For All Except" box and strike a line through the name(s) of the nominee(s) in the list above.

6. Appointment of Ernst & Young LLP as auditors.

           FOR [  ]                 AGAINST [  ]              ABSTAIN [  ]

and in their discretion upon any other matters that may properly come before the meeting or any postponement or adjournment thereof, all as set forth in the notice of special meeting and proxy statement for such meeting, receipt of which is acknowledged.

RECORD DATE SHARES:  ________________

Please be sure to sign and date this Proxy.    Date:  _______________________

------------------------------------          ---------------------------------
Shareholder sign here                           Co-owner sign here

                                                      PLEASE VOTE

                                       BY RETURNING YOUR SIGNED PROXY CARD NOW,
                                         YOU WILL HELP AVOID THE EXTRA EXPENSE
                                                  OF A SECOND MAILING


                                                       THANK YOU